UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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PIONEER ENERGY SERVICES CORP.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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PIONEER ENERGY SERVICES CORP.
1250 N.E. Loop 410, Suite 1000
San Antonio, Texas 78209

April 9, 2014
Dear Fellow Shareholder:
On behalf of the Board, we invite you to attend the 2014 Annual Meeting of Shareholders of Pioneer Energy Services Corp. We will hold the meeting at 1:00 p.m., Central Time, on Wednesday, May 14, 2014, at the Petroleum Club of San Antonio, 7th Floor of the Energy Plaza Building, 8620 N. New Braunfels Street, San Antonio, Texas 78217.
We feel it is important to provide you with information about Pioneer in a way that is easy to understand. On the following pages you will find the Notice of Annual Meeting of Shareholders and Proxy Statement explaining the matters to be addressed at our annual meeting. We have included a Proxy Summary, immediately following the table of contents, which highlights certain information contained elsewhere in the proxy statement.
We hope you will be able to attend the meeting in person. Whether or not you plan to attend, please take the time to vote either by Internet using your computer or by completing and returning your proxy card in the enclosed envelope before the meeting. If you attend the meeting, you may, if you wish, revoke your proxy and vote in person.
Thank you for your interest in Pioneer Energy Services Corp.
Sincerely,

Dean A. Burkhardt	Wm. Stacy Locke
Chairman	President and Chief Executive Officer

PIONEER ENERGY SERVICES CORP.
1250 N.E. Loop 410, Suite 1000
San Antonio, Texas 78209
Notice of Annual Meeting of Shareholders
Wednesday, May 14, 2014
1:00 p.m., Central Time
Petroleum Club of San Antonio, 7th Floor of the Energy Plaza Building,
8620 N. New Braunfels Street, San Antonio, Texas 78217
To the Shareholders of Pioneer Energy Services Corp.:
The 2014 Annual Meeting of Shareholders of Pioneer Energy Services Corp. will be held on Wednesday, May 14, 2014, at 1:00 p.m., Central Time, at the Petroleum Club of San Antonio, 7th Floor of the Energy Plaza Building, 8620 N. New Braunfels Street, San Antonio, Texas 78217. At the meeting, we will ask you to consider and take action on the following:

(1)
elect Dean A. Burkhardt and Scott D. Urban, who have been nominated by the Board, as Class I directors of the Board of Pioneer Energy Services Corp., to serve until our 2017 Annual Meeting of Shareholders or until their successors have been duly elected and qualified (Proposal 1);

(2)	approve an amendment and restatement of the Pioneer Energy Services Corp. Amended and Restated 2007 Incentive Plan (Proposal 2);

(3)	conduct an advisory vote to approve the compensation of the named executive officers (Proposal 3);

(4)	ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 4); and

(5)	transact any other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.
This notice and the attached proxy statement are first being mailed to our shareholders on or about April 9, 2014. Our Board has set the close of business on March 19, 2014, as the record date for determining shareholders entitled to receive notice of and vote at the annual meeting. A list of all shareholders entitled to vote is available for inspection during normal business hours at our principal executive offices at 1250 N.E. Loop 410, Suite 1000, San Antonio, Texas 78209. This list will also be available at the meeting.
Important notice regarding the availability of proxy materials for the shareholder meeting to be held on Wednesday, May 14, 2014. The proxy statement, the 2013 annual report to shareholders and any other additional soliciting materials are available at www.pioneerproxy.com.
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement. Further, to be sure your vote counts and to assure a quorum, please vote by Internet or sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.

San Antonio, Texas	By Order of the Board
April 9, 2014
Carlos R. Peña
Senior Vice President, General Counsel, Secretary and Compliance Officer

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    7

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    8

Proxy Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.
Eligibility to Vote (page 11)
You can vote if you were a shareholder as of the close of business on March 19, 2014.
How to Cast Your Vote (page 10)
You can vote by any of the following methods:

•	Internet (www.voteproxy.com) through May 13, 2014;

•	Completing, signing and returning your proxy or voting instruction card before May 5, 2014; or

•
In person, at the annual meeting. If your shares are held in the name of a broker, nominee or other intermediary, you must bring with you to the meeting proof of ownership and the legal proxy card you received from your intermediary.

Business Highlights
(For more detail, please see our Form 10-K for the year ended December 31, 2013, as filed with the SEC on February 13, 2014.)
Early in 2013, our Board approved a business plan that reflected very aggressive goals for earnings per share (“EPS”), Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Impairments (“Adjusted EBITDA”), Adjusted EBITDA return on capital employed and safety. These goals served as targets for our annual cash incentive plan. Despite our strong performance in 2013, we did not achieve some of the challenging goals set out for us in our annual cash incentive plan. However, the Compensation Committee believes that management performed well during 2013 and delivered strong results for the 2013 Team Goals. Key highlights of our 2013 performance include the following:

•	Paid down $60 million of the outstanding debt balance under our revolving credit facility from May to December 2013, and initiated cost reductions as well as reduced capital spending;
•	Implemented key management and strategic improvements in our Coiled Tubing business to better position our operations for future profitability;
•	Maintained high utilization of our drilling, well servicing, and wireline fleets;
•	Negotiated the renewal of term drilling contracts for all eight drilling rigs in Colombia through December 31, 2014;
•
Achieved excellent safety results with a consolidated recordable incident rate of 1.1 and received the Association of Energy Service Companies first place award for 2013 in Division V for well servicing;

•	Rolled out enhanced leadership training for front-line managers with focus on safety and client service excellence;
•	Exceeded our goals for cross-selling revenues from new business with existing clients for additional Pioneer service offerings;
•	Deployed the final three new-build drilling rigs during the first quarter and began design of next generation new-build drilling rigs;
•	Began implementation of an electronic preventative maintenance system which is expected to launch in 2014; and
•	Enhanced our mission statement and focus to include our goal of protecting the environment.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    9

PROXY SUMMARY

Board Nominees (page 14)

Name	Age	Director since	Experience/ Qualification	Independent	Committee Memberships
Dean A. Burkhardt	63	2001	• Over 35 years of experience in the energy services industry • Over 10 years of experience as our Board member • Financial and accounting expertise	Yes	• Audit Committee • Compensation Committee • Nominating and Governance Committee
Scott D. Urban	60	2008
• Over 35 years of energy industry experience
• Significant and varied management experience at multiple global oil and gas companies
• Mr. Urban's background in geology gives him a deeper understanding of our business and the challenges we face
				Yes	• Audit Committee • Compensation Committee (chair) • Nominating and Governance Committee
Governance of the Company (pages 20-25)

•	Director Meetings	•	Code of Business Conduct and Ethics and Corporate Governance Guidelines
•	Independent Chairman of the Board	•	Risk – Related Compensation Policies and Practices
•	Independent Committees of the Board	•	Communications with the Board
•	Director Resignation Policy	•	Director Compensation
•	Director Recommendations from Shareholders	•	Stock Ownership Guidelines
Executive Officers (page 28)

Name	Age	Position	Joined Pioneer	Experience
Wm. Stacy Locke	58	President, Chief Executive Officer and Director	1995
Mr. Locke has 35 years of industry and management experience. He has served as our President since May 1995. Prior to joining Pioneer, Mr. Locke worked in investment banking for seven years, and as a geologist for seven years.

Lorne E. Phillips	43	Executive Vice President and Chief Financial Officer	2009
Prior to joining Pioneer in 2009, Mr. Phillips worked 10 years at Cameron International Corporation in several senior financial roles as well as in business development, marketing, and mergers and acquisitions. Before joining Cameron, Mr. Phillips worked in investment banking.

Franklin C. West	74	Executive Vice President and President of Drilling Services Segment	2002	Mr. West has over 50 years of industry experience. Prior to joining Pioneer in 2002, Mr. West served as the Vice President of an on-shore oil and gas drilling contractor.
Joseph B. Eustace	59	Executive Vice President and President of Production Services Segment	2008
Mr. Eustace has over 30 years of industry experience. Prior to joining Pioneer in 2008, Mr. Eustace served as President of WEDGE Oil and Gas Services beginning in 2004, prior to which he served as a Vice President of a production services company.

Carlos R. Peña	47	Senior Vice President, General Counsel, Secretary and Compliance Officer	2008	Mr. Peña has practiced law since 1992 and has extensive experience providing both outside corporate and securities counsel and in-house M&A counsel.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    10

PROXY SUMMARY

Executive Compensation (pages 29-40)
Compensation Goals and Objectives (page 31)
The Compensation Committee designs our executive compensation program with goals and objectives to:

•	Provide a compensation structure that is consistent with competitive pay practices;	•	Reward executives for building shareholder value; and
•	Attract, motivate and retain executives necessary to our success;	•	Encourage attainment of strategic business objectives with pay-for-performance principles.
2013 Executive Total Compensation Mix (page 30)

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    11

PROXY SUMMARY

2013 Executive Compensation Summary (page 42)

Name and Principal Position	Year	Salary	Bonus	Option Awards	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Wm. Stacy Locke Director, President and Chief Executive Officer	2013	$704,231	—	$422,222	$1,609,811	$595,087	$26,472	$3,357,823
Lorne E. Phillips Executive Vice President and Chief Financial Officer	2013	$367,308	—	$122,222	$465,998	$186,229	$25,212	$1,166,969
Franklin C. West Executive Vice President and President of Drilling Services Segment	2013	$425,385	$110,000	—	$244,136	$281,833	$26,544	$1,087,898
Joseph B. Eustace Executive Vice President and President of Production Services Segment	2013	$338,846	—	$111,111	$423,624	$106,449	$26,472	$1,006,502
Carlos R. Peña Senior Vice President, General Counsel and Secretary	2013	$337,308	—	$111,111	$423,624	$171,018	$23,182	$1,066,243

Auditors (page 63)
As a matter of good corporate governance, we are asking our shareholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.
Voting matters (page 11)

		Board Recommendation	More Information
PROPOSAL 1	Election of Dean A. Burkhardt and Scott D. Urban as Class I directors	FOR	Page	17
PROPOSAL 2	Approval of an amendment and restatement of the 2007 Incentive Plan	FOR	Page	62
PROPOSAL 3	Approval, on an advisory basis, of the compensation paid to our named executive officers	FOR	Page	69
PROPOSAL 4	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014	FOR	Page	71

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    12

PARTICIPATE IN THE FUTURE OF PIONEER ENERGY SERVICES CORP.
CAST YOUR VOTE RIGHT AWAY
It is very important that you vote to play a part in the future of Pioneer Energy Services Corp. NYSE rules require that if your shares are held through a broker, bank or other nominee, these nominees cannot vote on your behalf on non-discretionary matters without your voting instructions.
Please cast your vote right away on all of the proposals listed below to ensure that your shares are represented.
Proposals which require your vote

		More Information		Board Recommendation	Abstentions	Broker Non-Votes	Votes Required for Approval
PROPOSAL 1	Election of Dean A. Burkhardt and Scott D. Urban as Class I directors	Page	17	FOR	No effect	No effect	Plurality (subject to the Director Resignation Policy)
PROPOSAL 2	Approval of an amendment and restatement of the 2007 Incentive Plan	Page	62	FOR	Vote against	No effect	Majority
PROPOSAL 3	Approval, on an advisory basis, of the compensation paid to our named executive officers	Page	69	FOR	Vote against	No effect	Majority
PROPOSAL 4	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014	Page	71	FOR	Vote against	N/A	Majority
Vote right away

Even if you plan to attend our Annual Meeting in person, please read this Proxy Statement with care and vote right away using any of the following methods. In all cases, have your proxy card or voting instruction form in hand and follow the instructions.

By internet using your computer	By mailing your proxy card

Visit 24/7 www.voteproxy.com	Cast your ballot, sign your proxy card and send by freepost
Visit our Annual Meeting website

	www.pioneerproxy.com	• Review and download interactive versions of this Proxy Statement and our Annual Report
Visit 24/7
Attend our 2014 Annual Meeting of Shareholders

Date: Time:	May 14, 2014 1:00 p.m. (Central Time)
Location:	Petroleum Club of San Antonio 7th Floor of the Energy Plaza Building 8620 N. New Braunfels Street San Antonio, TX 78217

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    13

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    14

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:	When and where is the annual meeting of shareholders?

A:
The 2014 Annual Meeting of Shareholders of Pioneer Energy Services Corp. will be held on Wednesday, May 14, 2014, at 1:00 p.m., Central Time, at the Petroleum Club of San Antonio, 7th Floor of the Energy Plaza Building, 8620 N. New Braunfels Street, San Antonio, Texas 78217.

Q:	Who is soliciting my proxy?

A:	Pioneer is soliciting your proxy on behalf of its Board.

Q:	What am I being asked to vote on?

A:	We are asking you to take action on the following:

•
to elect Dean A. Burkhardt and Scott D. Urban, who have been nominated by the Board, as a Class I directors of the Board of Pioneer Energy Services Corp., to serve until our 2017 Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

•
to approve an amendment and restatement of the Pioneer Energy Services Corp. Amended and Restated 2007 Incentive Plan (the “2007 Incentive Plan”) to increase the number of authorized shares that can be awarded under the plan by 2,300,000 shares;

•	to conduct an advisory vote to approve the compensation of the named executive officers;

•	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•	to transact any other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

Q:	Who may vote?

A:
All holders of the Company's stock as of the close of business on March 19, 2014, the record date, are entitled to vote. Shareholders are entitled to one vote per share of common stock held. As of March 19, 2014, there were 62,732,752 shares of our common stock outstanding.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with the Company’s registrar and transfer agent, American Stock Transfer & Trust Company, LLC, you are considered a shareholder of record with respect to those shares. If your shares are held in a brokerage account or bank, you are considered the “beneficial owner” of those shares.

Q:	Who may attend the meeting?

A:	All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. You will need to bring a photo ID to gain admission to the annual meeting.

Q:	How do I vote?

A:	If you are a shareholder of record, you may vote in three ways:

•	you may come to the annual meeting and cast your vote in person;

•	you may vote online by visiting www.voteproxy.com; or

•
you may vote by completing, signing and returning the enclosed proxy card. If you return a completed and signed proxy card, the persons named on the card will vote your shares in the manner you indicate.

If you are a beneficial owner of shares, your broker, bank or other intermediary will advise you on the methods of voting your shares. Your intermediary has enclosed with this Proxy Statement a voting instruction card for you to use in directing the intermediary on how to vote your shares. The instructions from your intermediary will indicate if Internet or telephone voting is available and, if so, will provide details regarding how to use those systems.

Q:	How can I vote at the annual meeting if I am a beneficial owner?

A.
If you are the beneficial owner of shares, you may only vote these shares in person at the annual meeting if you have requested and received a legal proxy from your broker, bank or other intermediary (the stockholder of record) giving you the right to vote the shares at the annual meeting, complete such legal proxy, and present it at the annual meeting.

Q:	When did Pioneer first distribute this proxy statement and the accompanying form of proxy to its shareholders?

A:	We first distributed this proxy statement and the accompanying form of proxy to our shareholders on or about April 9, 2014.

Q:	What happens if I am a shareholder of record and do not indicate how I wish to vote on one or more of the proposals?

A:
If you return your signed proxy card but do not indicate how you wish to vote, the persons named as proxies will vote your shares as follows: FOR election of the director nominees (Proposal 1); FOR approval of the amendment and restatement of the 2007 Incentive Plan (Proposal 2); FOR the approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (Proposal 3); and FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 4). We are not aware of any other matters that may properly come before the annual meeting. If other matters are properly brought before the annual meeting, the proxy holders will vote your shares in accordance with their discretion.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    15

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:	What happens if I am a beneficial owner of shares and do not indicate how I wish to vote on one or more of the proposals?

A:
As a beneficial owner of shares, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your broker, bank or other intermediary by the deadline provided in the materials you receive from your broker, bank or other intermediary. If you do not provide voting instructions to your broker, bank or intermediary, whether your shares can be voted by such person depends on the type of items being considered for vote.

•
Non-Discretionary Items. The election of directors, the approval of the amendment and restatement of the 2007 Incentive Plan, and the advisory vote to approve executive compensation are non-discretionary items and may not be voted on by brokers, banks or other intermediaries who have not received specific voting instructions from the beneficial owners (i.e., referred to as a broker non-vote).

•
Discretionary Items. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 is a discretionary item. Generally, brokers, banks and intermediaries that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

Q:	What if I vote by proxy and then change my mind?

A:	If you are a shareholder of record, you can revoke your proxy at any time prior to the vote at the annual meeting by:

•	timely providing written notice of the revocation of your proxy to our Corporate Secretary at our principal executive offices at the mailing address indicated below;

•	timely delivering a properly executed proxy dated after the date of the proxy you want to revoke;

•	timely submitting a later-dated vote via the Internet (which automatically revokes the earlier proxy); or

•	attending the annual meeting and casting your vote in person.
If you are a beneficial owner of shares, you may revoke your proxy by:

•	timely submitting new voting instructions to your broker, bank or other intermediary in accordance with their voting instructions; or

•
if you have obtained a legal proxy from your intermediary giving you the right to vote your shares, by attending the annual meeting, presenting the completed legal proxy to the Company, and voting in person.

You should be aware that simply attending the annual meeting will not in and of itself constitute a revocation of your proxy.

Q:	What constitutes a quorum?

A:
The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of capital stock of Pioneer entitled to vote at the meeting constitutes a quorum. We need a quorum of shareholders to hold a valid annual meeting. If you properly sign and return your proxy card, you will be considered part of the quorum.

We will count abstentions and broker non-votes as present for the purpose of establishing a quorum. A broker “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner. If a quorum is not present, a majority in interest of those present or represented at the annual meeting may adjourn the meeting, without notice other than an announcement at the meeting, until a quorum is present or represented.

Q:	What vote is required for each of the proposals being considered at the annual meeting?

A:
Election of Directors. The directors will be elected by a plurality of the votes cast at the annual meeting, subject to the Board’s policy regarding resignations for directors who do not receive a majority of “FOR” votes (the “Director Resignation Policy”). “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors. Abstentions and broker non-votes will not have any effect on the vote for the director nominees.

Under the Director Resignation Policy, in an uncontested election of directors, any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will, within five business days following the certification of the shareholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Board. For further information on this policy, see the section titled “Information Concerning Meetings and Committee of the Board–Director Resignation Policy” below.
Approval of the Amendment and Restatement of the 2007 Incentive Plan. The approval of the amendment and restatement of the 2007 Incentive Plan requires the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on, and that voted for or against or expressly abstained with respect to this proposal. An abstention will have the effect of a vote against this proposal. A broker non-vote will not have any effect on the vote of this proposal.
Advisory Vote on Executive Compensation. The advisory vote to approve executive compensation requires the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on, and that voted for or against or expressly abstained with respect to this proposal. An abstention will have the effect of a vote against this proposal and a broker non-vote will not have any effect on the vote of this proposal.
Ratification of KPMG LLP as our Independent Registered Public Accounting Firm. The ratification of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on, and that voted for or against or expressly abstained with respect to this proposal. An abstention will have the effect of a vote against this proposal.

Q:	Who will count the votes?

A:	Representatives of American Stock Transfer & Trust Company, LLC (“AST”), the transfer agent for our common stock, will tabulate the votes.

Q:	What shares are included on the proxy card?

A:
The shares listed on your card represent all the shares of our common stock held in your name (as distinguished from shares held by a broker intermediary, bank or other intermediary). You will receive a separate proxy card from your intermediary if your intermediary holds shares for you.

Q:	What does it mean if I receive more than one proxy card?

A:
It indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all your shares are voted.

Q:	What is Pioneer’s mailing address?

A:	Our mailing address is Pioneer Energy Services Corp., 1250 N.E. Loop 410, Suite 1000, San Antonio, Texas 78209.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    16

Proposal 1	Election of Directors
Our Board currently consists of five directors. The Board has determined that all of the directors are independent directors, as defined by the rules of the NYSE, other than Mr. Locke who, as President and Chief Executive Officer, is an employee of Pioneer. There are no family relationships of first cousin or closer among our directors or officer by blood, marriage or adoption. Our Board is divided into three separate classes (Class I, Class II and Class III) with staggered terms. The current term of office for our Class I directors will expire at the annual meeting.
Our Board has nominated Dean A. Burkhardt and Scott D. Urban, who currently serve on the Board, as the director nominees for election as Class I directors at the annual meeting. Messrs. Burkhardt and Urban have each served as our director since 2001 and 2008, respectively.
Each director nominee has consented to be named as a director nominee in this proxy statement and has agreed to serve as a director if elected. If any director nominee become unavailable for election, which is not anticipated, the named proxies will vote for the election of such other person as the Board may nominate, unless the Board resolves to reduce the number of directors to serve on the Board and thereby reduce the number of directors to be elected at the annual meeting.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    17

PROPOSAL 1 ELECTION OF DIRECTORS

Director Nominees

Dean A. Burkhardt
Class I Director Nominee for Election to a Term Expiring at the 2017 Annual Meeting Board member since: 2001 Chairman since: 2008 Age: 63	Acquired expertise of particular relevance to Pioneer: ✓ Over 35 years of experience in the energy services industry ✓ Over 10 years of experience as our Board member ✓ Financial and accounting expertise

Professional Experience

Firm	Consultant	Applied Petroleum Software	Seismic Products	Cliff Mock, Inc.	Tescorp, Inc.	Tescorp Energy Services	Cheyenne Services, Inc.	Cheyenne Services, Inc.
Date	1997-Present	1983-1985	1982	1982	1982	1981-1982	1979-1989	1979-1981
Positions Held	Consultant in the energy services industry	Co-founder, President and CEO	President and CEO	President and CEO	President and COO	President and CEO	Director	Co-Founder, Executive Vice President of Sales and Operations

Education

•	Bachelor of Arts Degree from the University of Houston

•	Master’s Degree in International Management from the American Graduate School of International Management
Other Relevant Qualifications and Experience

•
Dean A. Burkhardt has served as one of our directors since October 2001 and as Chairman of the Board since May 2008. He has been active in the energy industry for over 35 years. Mr. Burkhardt has consulted with the energy services industry since 1997, with a focus on oil and gas projects in emerging markets, workover services, fuel cells and engineering and quality management services. He was co-founder, President and CEO of Applied Petroleum Software, a provider of production engineering software for optimizing oil and gas well completions (1983-1985); President and CEO of Seismic Products, a provider of seismic cable (1982), Cliff Mock, Inc., a provider of oilfield valves (1982) and Tescorp Energy Services, a provider of coiled tubing, hydraulics and fishing and rental tools (1981-1982) as well as President and COO of Tescorp, Inc. (1982); was a co-founder (1979), Executive Vice President of Sales and Operations (1979-1981) and a director (1979-1989) of Cheyenne Services, Inc., a provider of oilfield tubular makeup, tubular inspection and third party quality assurance services. Mr. Burkhardt is also a cattle and horse rancher, and currently serves on the Executive Committee of the Board of Directors of the American Brahman Breeders Association. He also serves on the Executive Committee of the Board of Directors of Inprint, a non-profit literary organization supporting the creative writing program at the University of Houston. Mr. Burkhardt is also the Treasurer of Inprint and chairs its Finance Committee.
•
Having served on the Company’s Board for over ten years, Mr. Burkhardt is very knowledgeable about the Company’s business and the important issues that it faces. In addition to serving as Chairman, he is currently a member of the Audit Committee and qualifies as an “audit committee financial expert.” He has also previously chaired the Company’s Audit, Compensation, and Nominating and Governance Committees. Mr. Burkhardt’s extensive service in the energy services industry enables him to advise and consult with the Board on the many issues that the Company faces, including oil and gas projects in emerging markets, workover services, fuel cells and engineering and quality management services. Mr. Burkhardt holds a Master’s Degree in international management from the American Graduate School of International Management, where his studies emphasized international marketing and accounting. He has obtained a certificate as a Board Leadership Fellow from the National Association of Corporate Directors (NACD) and regularly attends continuing education seminars on accounting and financial matters presented by the NACD, and other professional organizations, which enables him to provide guidance to the Board related to the Company’s international development and accounting-related matters.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    18

PROPOSAL 1 ELECTION OF DIRECTORS

Scott D. Urban
Class I Director Nominee for Election to a Term Expiring at the 2017 Annual Meeting Director since: 2008 Age: 60
Acquired expertise of particular relevance to Pioneer
✓   Over 35 years of energy industry experience
✓   Significant and varied management experience at multiple global oil and gas companies
✓   Mr. Urban’s background in geology gives him a deeper understanding of our business and the challenges we face

Professional Experience

Firm	Edgewater Energy	BP PLC	Amoco Corporation
Date	2008-Present	1999-2005	1977-1999
Positions Held	Managing Director; Lead Partner	Group Vice President - Upstream	Group Vice President - Worldwide Exploration; Manager - China

Education

•	Bachelor’s Degree in Earth Science from Bowling Green State University

•	Master’s Degree in Geology from Bowling Green State University
Other Relevant Qualifications and Experience

•
Scott D. Urban has served as one of our directors since October 2008. Mr. Urban is a partner in Edgewater Energy, a consulting and investment firm focused on the oil and gas exploration and production industry and assisting private equity firms with upstream investments. Mr. Urban served as Group Vice President - Upstream for BP PLC from 1999 to 2005 with responsibility for several profit centers including the North Sea, Alaska, North American Onshore, Egypt and Middle East. Prior to joining BP, Mr. Urban held a variety of management positions with Amoco Corporation, including Group Vice President - Worldwide Exploration and Upstream Business Unit Manager - China. Mr. Urban received a Master’s Degree in geology and a Bachelor’s Degree in earth science from Bowling Green State University. Mr. Urban currently serves on the board of directors of Noble Energy, Inc. and has served as a board member of the UK Offshore Operators Association, the Business Council for International Understanding and the Netherlands Oil and Gas Exploration and Production Association.
•
Mr. Urban’s expertise as a consultant in the oil and gas exploration and production industry makes him a valuable member of the Board. Mr. Urban’s significant experience at multiple global oil and gas companies provides him with insights relating to many of the same issues we face in our business, including capital markets, operational, regulatory, industry, technological, and financial. Mr. Urban’s Master’s Degree in geology gives him a deep understanding of, and enables him to advise the Board on, many matters relating to oil and gas drilling. Mr. Urban currently serves as a member of the board of directors of Noble Energy, Inc., which gives him valuable experience in managing the issues that face a publicly held oil and gas company with international operations and allows him to share best practices with our Board.

Our Board unanimously recommends a vote “FOR” the election of Dean A. Burkhardt and Scott D. Urban as Class I Directors.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    19

PROPOSAL 1 ELECTION OF DIRECTORS

DIRECTORS WITH A TERM EXPIRING IN 2015

Wm. Stacy Locke
Class II Director Whose Term Expires at the 2015 Annual Meeting President, Chief Executive Officer and Director since: 1995 Age: 58
Acquired expertise of particular relevance to Pioneer
✓   35 years of industry experience
✓   19 years of experience at Pioneer
✓   Mr. Locke’s varied work experience from geology to investment banking and multiple management roles has provided him with a wide skill set that uniquely benefits Pioneer

Professional Experience

Firm	Pioneer Energy Services Corp.	Arneson, Kercheville, Ehrenberg & Associates	Chemical Banking Corporation	Valero Energy Corporation, Huffco Petroleum Corporation, Tesoro Petroleum Corporation
Date	1995-Present	1993-1995	1988-1992	1979-1986
Positions Held	Currently President & CEO	Investment Banker	Investment Banker	Geologist

Education

•	Bachelor’s Degree in Geology from University of California Santa Barbara

•	Master Business Administration Degree from the Southern Methodist University
Other Relevant Qualifications and Experience

•
Wm. Stacy Locke has served as one of our directors as well as President of the Company since May 1995, when he joined Pioneer. In December 2003, Mr. Locke was appointed Chief Executive Officer. In addition to his continuous role as President, Mr. Locke has also served as our Chief Financial Officer and Chief Operating Officer. Prior to joining Pioneer, Mr. Locke was in investment banking with Arneson, Kercheville, Ehrenberg & Associates from 1993 to 1995 and Chemical Banking Corporation from 1988 to 1992. Mr. Locke worked for Valero Energy Corporation, Huffco Petroleum Corporation and Tesoro Petroleum Corporation as a geologist from 1979 to 1986. Mr. Locke received a Bachelor’s Degree in geology from the University of California Santa Barbara and a Master of Business Administration Degree from Southern Methodist University. Mr. Locke has obtained a certificate as a Board Governance Fellow from the National Association of Corporate Directors.
•
Mr. Locke’s 19 years of experience at Pioneer, including his service as Chief Executive Officer for ten years, gives him unique knowledge of the opportunities and challenges associated with our business. Mr. Locke’s familiarity with all aspects of Pioneer’s business and his historical understanding of its operations, combined with his understanding of the oil and gas industry, geology and investment banking makes him uniquely qualified to advise the Board and to lead Pioneer as Chief Executive Officer.

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PROPOSAL 1 ELECTION OF DIRECTORS

C. John Thompson
Class II Director Whose Term Expires at the 2015 Annual Meeting Director since: 2001 Age: 61
Acquired expertise of particular relevance to Pioneer
✓   Over 35 years experience in the energy capital business
✓   One of Pioneer’s longest-serving non-executive directors
✓   Deep institutional knowledge with experience as an executive in the oil and gas industry

Professional Experience

Firm	Ventana Capital Advisors, Inc.	Enron	Sagestone Capital Partners	InterFirst Bank
Date	2004-Present	1990-1997; 2000-2001	1997-2000	1979-1987
Positions Held	President and CEO	Vice President	Co-Founder; Managing Partner	Senior Vice President

Education

•	Bachelor’s Degree in Business Administration from Texas Tech University

•	Master’s Degree in Business Administration from the University of Texas at Austin
Other Relevant Qualifications and Experience

•
C. John Thompson has served as one of our directors since May 2001. Mr. Thompson currently serves as Chairman and Chief Executive Officer of Ventana Capital Advisors, Inc., a capital advisory company he founded in June 2004. Mr. Thompson has over 35 years experience in the energy capital business. Mr. Thompson has worked as a business consultant, in the energy capital business with Enron, the investment banking services business with a company he co-founded, Sagestone Capital Partners, and as the manager of the energy commercial banking business with InterFirst Bank in Houston.
•
As Pioneer’s longest-serving non-executive director, Mr. Thompson brings an important institutional knowledge to the Board. His work as an executive in the oil and gas industry, and his experience in the energy capital business including more than ten years in energy commercial banking, provides him with insights relating to many of the same issues facing our business, including capital markets, operational, regulatory, industry, technological, and financial. Mr. Thompson also serves as a member of the Audit Committee and qualifies as an “audit committee financial expert.” Mr. Thompson holds a Bachelor’s Degree in Business Administration with a major in finance from Texas Tech University and a master’s Degree in Business Administration with an emphasis in finance and accounting from the University of Texas at Austin, which enables him to provide guidance to the Board on finance, accounting-related and capital structure matters. Mr. Thompson’s experience as founder of a capital advisory company and as a consultant provides the Board with a unique perspective into different industries and an understanding of various capital strategies.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    21

PROPOSAL 1 ELECTION OF DIRECTORS

DIRECTOR WITH A TERM EXPIRING IN 2016

John Michael Rauh
Class III Director Whose Term Expires at the 2016 Annual Meeting Director since: 2008 Age: 64
Acquired expertise of particular relevance to Pioneer:
✓   Financial and accounting expertise
✓   Experienced with Sarbanes-Oxley 404 compliance
✓   25 years of experience in various financial capacities including several senior financial positions at a global oil and gas company and another 8 years of audit and accounting experience at a large public accounting firm

Professional Experience

Firm	Kerr-McGee Corporation	Arthur Young & Company
Date	1981 – 2006	1973-1981
Positions Held	Vice President and Controller; Vice President and Treasurer	Audit Manager

Education

•	Bachelor’s Degree in Accounting and Economics from Northwestern Oklahoma State University

•	Master’s Degree in Accounting from Oklahoma State University
Other Relevant Qualifications and Experience

•
John Michael Rauh has served as one of our directors since October 2008. Mr. Rauh served in various financial capacities including Vice President and Controller and Vice President and Treasurer during his career at Kerr-McGee Corporation from 1981 until his retirement in 2006. Prior to joining Kerr-McGee, Mr. Rauh was an auditor with Arthur Young & Company, which merged with Ernst & Whinney in 1989 to form Ernst & Young. He received a Master’s Degree in accounting from Oklahoma State University and a Bachelor’s Degree in accounting and economics from Northwestern Oklahoma State University. Mr. Rauh has obtained a certificate as a Board Leadership Fellow from the National Association of Corporate Directors. He was elected in 2010 and currently serves as a director on the Northwestern Oklahoma State University Foundation Board of Directors.
•
Mr. Rauh’s expertise in a variety of financial and accounting matters, experience in Sarbanes-Oxley 404 compliance and service with a global oil and gas business make him a valuable member of the Board and enhances the value of his service as a member of the Audit Committee, where he also qualifies as an “audit committee financial expert.” Mr. Rauh’s Bachelor’s and Master’s Degrees in accounting enable him to advise the Board on accounting-related matters. Mr. Rauh’s experience at a global oil and gas company provides him with insights relating to many of the same issues we face in our business, including capital markets, operational, regulatory, industry, technological, and financial. Mr. Rauh’s significant experience in several senior financial positions at Kerr-McGee, as well as his previous service as an auditor with an accounting firm, provides a solid platform for him to advise and consult with the Board on financial and audit-related matters.

Mr. Rauh, as well as other Tronox, Inc. and Kerr-McGee Corp. officers and directors, was named as a defendant in a complaint filed in the United States District Court for the Southern District of New York, asserting securities law violations. On June 28, 2010, the Court dismissed the allegations that Mr. Rauh violated Section 10(b) of the Securities Exchange Act, but permitted plaintiffs to proceed with the allegation that Mr. Rauh had been a “control person” of Tronox under Section 20 of the Securities Exchange Act for an approximately four-month period. On August 3, 2012, the parties filed a Stipulation and Agreement of Settlement, and on November 26, 2012, the Court entered a final judgment approving the settlement.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    22

INFORMATION CONCERNING MEETINGS AND COMMITTEES OF THE BOARD
Director Meetings
Our Board held eight meetings during the fiscal year ended December 31, 2013. The Board has three standing committees: an audit committee; a compensation committee; and a nominating and corporate governance committee. During the fiscal year ended December 31, 2013, all of the directors attended 100% of the total number of meetings of the Board and any committee on which each served. In addition, the independent directors/non-management directors also held regular meetings consisting solely of independent directors/non-management directors during the fiscal year ended December 31, 2013.

Independent Chairman of the Board
Our Board has separated the roles of Chairman and Chief Executive Officer . The separation of roles was implemented to allow our Chief Executive Officer, Mr. Locke, to focus on the management of the Company and our independent Chairman to focus on the continued development of a high-performing Board. We believe separation of the roles of Chairman and Chief Executive Officer helps preserve our Board’s independence and objectivity and provides an appropriate division of labor between our Chairman and Chief Executive Officer. In addition to presiding at Board meetings, including those of independent directors, the duties and responsibilities of our independent Chairman include the following:

•	approving an appropriate schedule of Board meetings;

•	establishing, with the assistance of the Chief Executive Officer, Chief Financial Officer and General Counsel, the agendas for Board meetings;

•	advising the chairperson of each Board committee with respect to agendas and information needs relating to committee meetings;

•	reviewing information sent to the Board;

•	retaining and terminating outside consultants and advisors that report directly to the Board, as appropriate;

•	assisting management in establishing the strategic direction of the Company;

•	coordinating with the Chief Executive Officer and the Board to develop succession procedures and arrangements;

•
establishing, with the assistance of the Corporate Secretary, procedures for Shareholders and other interested parties to communicate with the Board, any Board committee, the independent or non-management directors, or any other individual director;

•	performing or exercising such additional duties and powers as may be conferred upon the Chairman by resolution of the Board; and

•	promoting, with senior management, the enterprise risk oversight process.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    23

INFORMATION CONCERNING MEETINGS AND COMMITTEES OF THE BOARD

Independent Committees of the Board
Each of the committees’ members is independent, as defined by the rules of the NYSE. Each of the members of the Audit Committee is also independent as defined by the rules and regulations of the SEC and each member of the Audit Committee is an “audit committee financial expert” as defined by the SEC.
During 2013, each of the members of each committee attended 100% of the meetings held by the committee. Each of the committees is governed by a written charter, which you may access and print from our website at www.pioneeres.com.

Name and Members	Independent Committee Members	Primary Responsibilities	Meetings and Attendance
Audit Committee John Michael Rauh (Chair) Dean A. Burkhardt C. John Thompson Scott D. Urban	• ALL
• Appointing, compensating, retaining and overseeing our independent registered public accounting firm and overseeing the qualifications and independence of such firm;
• Overseeing our accounting and financial reporting processes and the audits of our financial statements;
• Overseeing the performance of our internal audit function;
• Overseeing our compliance with legal and regulatory requirements;
• Preparing a report for inclusion in our proxy statement of its review of our audited financial statements;
• Pre-approving audit, review or attest services and permitted non-audit services (including the terms and fees thereof) to be performed by our independent registered public accounting firm; and
• Reviewing and assessing, on an annual basis, the adequacy of the Audit Committee’s charter and recommending revisions to the Board.
• 5 meetings in person - 100% attendance
Compensation Committee Scott D. Urban (Chair) Dean A. Burkhardt John Michael Rauh C. John Thompson	• ALL
• Annually reviewing and approving corporate goals, objectives and other key measures relevant to the compensation of Pioneer’s executive officers and other key employees;
• Reviewing and approving all formal employment or other contracts between Pioneer and our executive officers and other key employees;
• Administering and reviewing Pioneer’s incentive-compensation plans, equity-based plans and other compensation and benefit plans, and authorizing the issuance of stock of Pioneer pursuant to such plans; and
• Appointing, compensating, retaining and overseeing a compensation consultant and other advisors to assist the committee.
• 3 meetings in person - 100% attendance • 1 action by unanimous written consent
Nominating and Corporate Governance Committee C. John Thompson (Chair) Dean A. Burkhardt John Michael Rauh Scott D. Urban	• ALL
• Responsible for seeking, evaluating and recommending qualified individuals to become directors and serve on committees of the Board;
• Periodically reviewing and assessing the adequacy of our corporate governance policies and procedures and recommending proposed changes to the Board; and
• Periodically assessing the performance of the Board.
• 2 meetings in person - 100% attendance

Director Resignation Policy
In an uncontested election of directors, any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will, within five business days following the certification of the shareholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Board. A director whose resignation is under consideration shall abstain from participating in any recommendation or decision regarding that resignation, but shall otherwise remain active and engaged in all Board activities, deliberations, and decisions during this Board process.
The Board shall promptly make a determination whether to accept, reject, or otherwise act with respect to the tendered resignation. In making this determination, the Board may consider all factors that it deems relevant, including, without limitation, the underlying reasons why shareholders “withheld” votes for election from such director (if ascertainable), the length of service and qualifications of the director whose resignation has been tendered, the director’s contributions to the Company, whether by accepting such resignation the Company will no longer be in compliance with any applicable law, rule, regulation (including, without limitation, any listing or governance requirement of the NYSE) or governing document, and whether or not accepting the resignation is in the best interests of the Company and its shareholders. The Board may also consider a range of possible alternatives concerning the director’s tendered resignation, including, without limitation, acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Board to have substantially resulted in the “withheld” votes.
The Board shall act on the tendered resignation and shall publicly disclose its decision regarding the resignation within one hundred twenty (120) days after the results of the election are certified. If the Board does not accept the resignation, the director shall continue to serve until the end of his or her term and until the director’s successor is elected and qualified, or until his or her earlier resignation or removal.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    24

INFORMATION CONCERNING MEETINGS AND COMMITTEES OF THE BOARD

Director Recommendations from Shareholders

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    25

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and shareholders. The committee may also retain a third-party executive search firm to identify candidates from time to time. Shareholders wishing to suggest a qualified candidate should submit the recommendation in writing to the Nominating and Corporate Governance Committee in care of our Corporate Secretary at 1250 N.E. Loop 410, Suite 1000, San Antonio, Texas 78209. Any shareholder wishing to submit a director candidate for consideration should send the following information to the Corporate Secretary:

•	the name, age and business address of the director candidate;

•	the principal occupation or employment of the director candidate;

•	the class or series and number of shares of capital stock of Pioneer which the shareholder recommending the director candidate, as well as the director candidate, beneficially owns; and

•
all other information, if any, relating to the shareholder recommending the director candidate and the director candidate which Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder would require Pioneer or such shareholder to disclose in a proxy statement or in any other filing in connection with solicitations of proxies for an election of directors.

Once a prospective director candidate has been identified, the Nominating and Corporate Governance Committee makes the initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the committee with the recommendation of the prospective director candidate, as well as the committee’s own knowledge of the prospective director candidate, which may be supplemented by inquiries to the person making the recommendation or others. If the committee determines that additional consideration is warranted, it may ask a third-party search firm to gather additional information about the candidate’s background and experience and to report its findings to the committee. The committee then evaluates the prospective director candidate by considering, in addition to the criteria set forth in our bylaws, each candidate’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective Board member, and commitment to acting in our shareholders’ and our best interests. Consideration is also given to members of the Board having an appropriate mix of background and skills. Although we do not have a formal diversity policy in place for the director nomination process, an important factor in our Nominating and Corporate Governance Committee’s consideration and assessment of a director candidate is the diversity of the candidate’s background, viewpoints, training, professional experience, education and skill set. The Nominating and Corporate Governance Committee strives to nominate director candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s business.
The same criteria apply with respect to the Nominating and Corporate Governance Committee’s evaluation of all candidates for membership to our Board, including candidates recommended by shareholders. However, additional procedures will apply, as provided in our bylaws, if a shareholder wishes to submit at an annual meeting a director candidate who is not approved by our Nominating and Corporate Governance Committee or our Board.
Any shareholder desiring to nominate a director at our 2015 Annual Meeting of Shareholders must provide timely notice to the Company of such nomination in the form provided by our bylaws. See our bylaws for a description of the required form and content of this notice. To be timely, such notice must ordinarily be delivered to our principal executive offices (Attention: Corporate Secretary), at the address set forth above, no later than the close of business on the 90th day nor earlier than the 180th day prior to the first anniversary date of the preceding year’s annual shareholder meeting (i.e., nominations for director for inclusion in the 2015 Annual Meeting of Shareholders must be delivered to our principal executive offices no earlier than the close of business on November 15, 2014, and no later than the close of business on February 13, 2015), or such proposal will be considered untimely. However, in the event that the date of the pending annual meeting of shareholders is more than 30 days before or more than 60 days after the first anniversary of the previous year’s annual meeting of shareholders, then such notice must be received not later than the later to occur of the close of business on the 90th day prior to the pending annual meeting of shareholders or the 10th day following the day on which public announcement of the date of such annual meeting of shareholders is first made by the Company. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority.
Any shareholder desiring a copy of our bylaws will be furnished one without charge upon written request to the Corporate Secretary at 1250 N.E. Loop 410, Suite 1000, San Antonio, Texas 78209.

Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a Code of Business Conduct and Ethics that satisfies the SEC’s definition of a “Code of Ethics” and applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer, and controller. As part of our continuing efforts to improve our corporate governance principles and practices, we have also adopted Corporate Governance Guidelines that conform to the NYSE corporate governance listing standards. All of the Company’s corporate governance materials, including the Code of Business Conduct and Ethics, the Corporate Governance Guidelines, and our Board committee charters are posted on the Company’s website at www.pioneeres.com and are also available without charge upon request to the Company’s Corporate Secretary. We intend to disclose on our website any amendments to the Code of Business Conduct and Ethics and any waivers of the Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    26

INFORMATION CONCERNING MEETINGS AND COMMITTEES OF THE BOARD

Board’s Role in Risk Oversight
Our Board is responsible for the Company’s risk-oversight function. The Board, with the assistance of its standing committees, our Chief Executive Officer, our Chief Financial Officer, our General Counsel, and our Manager of Corporate Development, identifies, evaluates and discusses the material enterprise risks that could impact the Company’s operations and tactical and strategic decisions. These enterprise risks include operational, financial, legal, regulatory, market, cyber and reputational risks. In addition, the Board reviews the risks associated with the Company’s strategic plan at an annual strategic planning session and periodically throughout the year as part of its consideration of the strategic direction of the Company. Each Board committee also oversees the management of the Company’s risks that fall within each committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors.

Risk – Related Compensation Policies and Practices
The Compensation Committee has undertaken an assessment of the risk profile of its executive and non-executive compensation programs. With the assistance of our Chief Executive Officer, our Chief Financial Officer, our General Counsel, our Vice President Global Human Resources and our independent compensation consultant, Pearl Meyer & Partners, the Compensation Committee has developed a framework to assist it in ascertaining any potential material risks associated with its compensation programs, policies and procedures, including: external market reference; pay mix; range and sensitivity of performance-based variable plans; selection of performance metrics; goal-setting process; and the Company’s checks and balances on the payment of compensation. This process enables the Compensation Committee to consider if any of the Company’s current compensation programs, practices or procedures should be altered in order to ensure that an appropriate balance between competitive pay and prudent risk is maintained. As a result of this analysis, the Compensation Committee has identified the following risk mitigating factors:

•	the pay mix including fixed and variable compensation, including the use of fixed cash and variable cash and the use of long-term equity as variable compensation;

•	limits on annual cash bonus awards;

•	the use of varied performance goals;

•	after several years of use, there appears to be no evidence that the performance goals encourage unnecessary or excessive risk taking;

•	stock ownership guidelines;

•	the oversight of incentive compensation plans by our Compensation Committee; and

•	the high level of Board involvement in approving material investments and capital expenditures.
As a result of the above assessment, the Compensation Committee believes that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Communications with the Board
Shareholders and all other interested parties may communicate with the Board, any Board committee, the independent or non-management directors, each as a group, and individual directors by submitting their communications in writing to the attention of the Corporate Secretary. All communications must identify the recipient, author, state whether the author is a shareholder of the Company, and be forwarded to the following address:
Pioneer Energy Services Corp.
1250 N.E. Loop 410, Suite 1000
San Antonio, Texas 78209

The directors of the Company, including the non-management directors, have directed the Corporate Secretary not to forward to the intended recipient any communications that are reasonably determined in good faith by the Corporate Secretary to relate to improper or irrelevant topics or are substantially incomplete.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    27

INFORMATION CONCERNING MEETINGS AND COMMITTEES OF THE BOARD

Director Compensation
During 2013, we paid to each of our non-employee directors fees for service on our Board or committees of our Board as follows, and approved compensation for our non-employee directors for 2014 services as follows:

Board Member Fees:
Chairman’s annual retainer	$92,500
Member’s annual retainer	$45,000
Each meeting attended in person	$1,500
Each meeting attended by telephone	$1,000
Audit Committee Fees:
Chairman’s annual retainer	$15,000
Member’s annual retainer	$5,000
Each meeting attended in person	$1,500
Each meeting attended by telephone	$1,000
Compensation Committee Fees:
Chairman’s annual retainer	$10,000
Member’s annual retainer	$1,750
Each meeting attended in person	$1,500
Each meeting attended by telephone	$1,000
Nominating and Corporate Governance Committee Fees:
Chairman’s annual retainer	$10,000
Member’s annual retainer	$1,750
Each meeting attended in person	$1,500
Each meeting attended by telephone	$1,000
Special Committee Fees:
Each meeting attended in person	$1,250
Each meeting attended by telephone	$1,000

During 2013, the Compensation Committee granted a restricted stock award under the 2007 Incentive Plan that will vest at the end of the one-year vesting period, with a grant date fair market value of approximately $115,000 to each non-employee member of the Board. In addition, we reimburse the directors for reasonable out-of-pocket expenses they incur in connection with attending meetings of the Board and Board committees or otherwise in their capacity as directors. Our executive officers do not make recommendations regarding the non-employee directors’ compensation.
We expect each director to make every effort to attend each meeting of the Board, each meeting of any Board committee on which he serves and the annual meeting of shareholders. Attendance in person at Board and committee meetings is preferred but not required; attendance by teleconference is permitted, if necessary. All of our directors attended last year’s annual meeting of shareholders.
The following table summarizes the compensation we paid each of our non‑employee directors during 2013:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Dean A. Burkhardt	$127,504	$114,993	$242,497
C. John Thompson	$88,252	$114,993	$203,245
John Michael Rauh	$90,004	$114,993	$204,997
Scott D. Urban	$88,252	$114,993	$203,245
(1) The amounts reflected in this column consist of the board member and committee member annual retainers and meeting attendance fees.
(2) The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of the restricted stock awards granted to directors during the fiscal year ended December 31, 2013, computed in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation, except that no assumption for forfeitures was included. Each director was granted 15,312 shares of restricted stock under the 2007 Incentive Plan on May 21, 2013, based on the closing price ($7.51) of our common stock on the grant date. For a discussion of valuation assumptions, see Note 9 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2013.

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INFORMATION CONCERNING MEETINGS AND COMMITTEES OF THE BOARD

The following table provides information on the outstanding equity awards for each of our non‑employee directors as of December 31, 2013:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested(4)
Dean A. Burkhardt	—	—	—	—	2,697	(1)	$21,603
	—	—	—	—	8,292	(2)	$66,419
	—	—	—	—	15,312	(3)	$122,649
C. John Thompson	—	—	—	—	2,697	(1)	$21,603
	—	—	—	—	8,292	(2)	$66,419
	—	—	—	—	15,312	(3)	$122,649
John Michael Rauh	10,000	—	$10.32	10/05/18	—		$—
	—	—	—	—	2,697	(1)	$21,603
	—	—	—	—	8,292	(2)	$66,419
	—	—	—	—	15,312	(3)	$122,649
Scott D. Urban	10,000	—	$10.32	10/05/18	—		$—
	—	—	—	—	2,697	(1)	$21,603
	—	—	—	—	8,292	(2)	$66,419
	—	—	—	—	15,312	(3)	$122,649
(1) The indicated shares of restricted stock are scheduled to vest on May 13, 2014.
(2) The indicated shares of restricted stock are scheduled to vest in equal installments of 4,146 shares each on May 12, 2014 and May 12, 2015, respectively.
(3) The indicated shares of restricted stock are scheduled to vest on May 16, 2014.
(4) The market value of the shares of restricted stock that have not vested is based on the closing price of our common stock on December 31, 2013, of $8.01 per share.
Stock Ownership Guidelines
In order to encourage the acquisition and retention of our common stock by our directors and to further align their economic interests with those of our shareholders and to focus our directors on the long-term sustained appreciation of our common stock, our Compensation Committee and our Board have adopted guidelines generally requiring each of our directors to own an amount of our common stock equal to the value of three times each Board member’s annual retainer fee. The ownership target is to be acquired no later than the December 31 following the fifth anniversary of the director’s initial appointment or election to the Board, or by December 31, 2013 for any director serving on the Board as of May 17, 2008. For purposes of this calculation, unvested restricted stock and restricted stock units may be counted toward the applicable ownership requirement. As of March 19, 2014, all directors have fully met their stock ownership requirements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the beneficial ownership of our common stock as of March 19, 2014 by (1) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of our common stock, (2) each of our directors and nominees, (3) each of the named executive officers listed in the summary compensation table in this proxy statement and (4) all our directors and executive officers as a group. As of March 19, 2014, we were not aware of any person beneficially owning more than 5% of the outstanding shares of our common stock, other than those listed below. Unless otherwise indicated below, all shareholders have the same principal business address as Pioneer. All persons listed in the table below have sole voting and investment power with respect to their shares unless otherwise indicated. As of March 19, 2014, there were 62,732,752 shares of common stock outstanding.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number		Percent of Class (1)
BlackRock Inc. 40 East 52nd Street New York, NY 10022	7,086,772	(2)	11.30%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	5,281,920	(3)	8.42%
The Vanguard Group, Inc. 100 Vanguard Blvd Malvern, PA 19355	3,814,145	(4)	6.08%
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403-1906	3,760,483	(5)	5.99%
Wm. Stacy Locke	1,969,144	(6)	3.07%
Franklin C. West	932,776	(7)	1.47%
Lorne E. Phillips	484,736	(8)	*
Joseph B. Eustace	407,607	(9)	*
Carlos R. Peña	255,846	(10)	*
Dean A. Burkhardt	96,015	(11)	*
John Michael Rauh	85,157	(12)	*
Scott D. Urban	80,157	(13)	*
C. John Thompson	26,301	(11)	*
All directors and executive officers as a group (9 persons)	4,337,739	(14)	6.58%
*			Less than 1%
(1)
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the amounts shown for the number of shares and percentage ownership for each person listed include (1) any shares that may be acquired pursuant to options exercisable within 60 days of March 19, 2014, (2) any shares that may be acquired pursuant to the vesting of long-term incentive restricted stock awards within 60 days of March 19, 2014, and (3) unvested restricted stock. These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by the person; however, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The amounts shown for the number of shares and percentage ownership for all executive officers and directors as a group include (1) any shares that may be acquired pursuant to options held by members of the group and exercisable within 60 days of March 19, 2014, (2) any shares that may be acquired by members of the group pursuant to the vesting of long-term incentive restricted stock awards within 60 days of March 19, 2014, and (3) unvested restricted stock held by members of the group. Holders of unvested restricted stock have voting rights with respect to such shares. Holders of stock options do not have voting rights with respect to the shares subject to such options.

(2)
Based on a Schedule 13G filed with the SEC by BlackRock Inc. on January 10, 2014. Blackrock Inc. has sole dispositive power with respect to these shares and has sole voting power with regard to 6,842,128 shares.

(3)
Based on a Schedule 13G filed with the SEC by Dimensional Fund Advisors LP (“Dimensional”) on February 10, 2014. Dimensional furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are referred to herein as the “Funds.” In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries possess voting and/or investment power over the securities of the issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the issuer held by the Funds. Dimensional disclaims beneficial ownership of such securities. With respect to these reported shares, Dimensional has sole dispositive power with regard to 5,281,920 shares and sole voting power with regard to 5,133,062 shares.

(4)
Based on a Schedule 13G filed with the SEC by The Vanguard Group, Inc. (“Vanguard”) on February 11, 2014. Vanguard has sole voting power with regard to 95,958 shares, sole dispositive power with regard to 3,722,487 shares, and shared dispositive power with regard to 91,658 shares. Vanguard Fiduciary Trust Company (“VFTC”), a wholly owned subsidiary of Vanguard, is the beneficial owner of 91,658 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 4,300 shares as a result of its serving as investment manager of Australian investment offerings.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(5)
Based on a Schedule 13G filed with the SEC by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson and Franklin Advisers, Inc. on February 13, 2014. The securities reported are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investments managers that are direct and indirect subsidiaries of Franklin Resources, Inc. Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding common stock, and are the principal stockholders of Franklin Resources, Inc. Under SEC rules and regulations, Franklin Resources, Inc. and its principal stockholders may be deemed to be beneficial owners of securities held by persons and entities for whom or for which Franklin Resources, Inc.’s subsidiaries provide investment management services. Franklin Advisers, Inc. is reported as having sole voting power with regard to 3,111,550 shares and sole dispositive power with regard to 3,377,750 shares.

(6)
Includes options to purchase 1,330,449 shares of common stock and unvested restricted stock units representing 43,911 shares of stock. Mr. Locke’s common stock holdings include 180,334 shares held in the Locke Children’s Trust.

(7)	Includes options to purchase 685,920 shares of common stock and unvested restricted stock units representing 22,478 shares of stock.
(8)	Includes options to purchase 375,120 shares of common stock and unvested restricted stock units representing 18,210 shares of stock.
(9)	Includes options to purchase 348,950 shares of common stock and unvested restricted stock units representing 12,954 shares of stock.
(10)	Includes options to purchase 219,787 shares of common stock and unvested restricted stock units representing 13,561 shares of stock.
(11)	Includes 26,301 shares of unvested restricted stock.
(12)	Includes options to purchase 10,000 shares of common stock and 26,301 shares of unvested restricted stock. Mr. Rauh’s common stock holdings include 5,000 shares held in the Rauh Trust.
(13)	Includes options to purchase 10,000 shares of common stock and 26,301 shares of unvested restricted stock.
(14)
The amount indicated includes options to purchase 2,980,226 shares of common stock, unvested restricted stock units representing 111,114 shares of stock and 105,204 shares of unvested restricted stock.

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EXECUTIVE OFFICERS
Our current named executive officers are:

Wm. Stacy Locke	Joseph B. Eustace
President, Chief Executive Officer and Director Age: 58	Executive Vice President and President of Production Services Segment Age: 59
Wm. Stacy Locke has served as President of the Company since May 1995, when he joined Pioneer. In December 2003, Mr. Locke was appointed Chief Executive Officer. In addition to his continuous role as President, Mr. Locke has also served as our Chief Financial Officer and Chief Operating Officer. Prior to joining Pioneer, Mr. Locke was in investment banking with Arneson, Kercheville, Ehrenberg & Associates from 1993 to 1995 and Chemical Banking Corporation from 1988 to 1992. Mr. Locke worked for Valero Energy Corporation, Huffco Petroleum Corporation and Tesoro Petroleum Corporation as a geologist from 1979 to 1986. Mr. Locke received a Bachelor’s Degree in geology from the University of California Santa Barbara and a Master of Business Administration Degree from Southern Methodist University.

Joseph B. Eustace was appointed as Executive Vice President and President of our Production Services Segment on March 1, 2008. Prior to joining Pioneer, Mr. Eustace served as President of WEDGE Oil and Gas Services beginning in 2004. Prior to 2004, Mr. Eustace served as Group Vice President for Key Energy Services from 1998 to 2004, and as Vice President of Operations for Dawson Production Services from 1982 until Key Energy Services acquired Dawson Production Services in 1998.

Lorne E. Phillips	Carlos R. Peña
Executive Vice President and Chief Financial Officer Age: 43	Senior Vice President, General Counsel, Secretary and Compliance Officer Age: 47
Lorne E. Phillips was appointed Executive Vice President and Chief Financial Officer effective February 1, 2009. Prior to joining Pioneer, Mr. Phillips worked 10 years at Cameron International Corporation, serving most recently as Vice President and Treasurer. Prior to that, he was General Manager of Cameron’s Canadian valves operations, Vice President of Marketing and M&A for the valves division, and Business Development Manager for Cameron. Before joining Cameron, he was a Financial Analyst for SCF Partners, a provider of equity capital to energy service and equipment companies, and for Simmons & Company International, an investment bank focused on the energy industry.

Carlos R. Peña was appointed Senior Vice President, General Counsel, Secretary and Compliance Officer effective October 27, 2008. Mr. Peña has practiced law since 1992 and has experience providing both outside corporate and securities counsel and in-house M&A counsel. Prior to joining Pioneer in October 2008, he worked for AT&T, Inc. in the M&A legal group. From 1996 to 2007, he focused on securities and corporate finance, M&A, venture capital, and corporate governance at Fulbright & Jaworski L.L.P., Cox Smith Matthews Incorporated, and Vinson & Elkins L.L.P.

Franklin C. West
Executive Vice President and President of Drilling Services Segment Age: 74
Franklin C. West currently serves as Executive Vice President and President of our Drilling Services Segment. Prior to his appointment as President of our Drilling Services Segment on March 1, 2008, Mr. West served as our Chief Operating Officer beginning in January 2002. Prior to joining Pioneer, he was Vice President for Flournoy Drilling Company from 1967 until it was acquired by Grey Wolf, Inc. in 1997, and he continued in the same capacity for Grey Wolf, Inc., an on-shore oil and gas drilling contractor, until December 2001.

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COMPENSATION DISCUSSION AND ANALYSIS
This compensation discussion and analysis provides information regarding our executive compensation program in 2013 for the following executive officers of the Company (collectively, the “named executive officers”):

•	Wm. Stacy Locke, our Director, President and Chief Executive Officer;

•	Lorne E. Phillips, our Executive Vice President and Chief Financial Officer;

•	Franklin C. West, our Executive Vice President and President of Drilling Services Segment;

•	Joseph B. Eustace, our Executive Vice President and President of Production Services Segment; and

•	Carlos R. Peña, our Senior Vice President, General Counsel, Secretary and Compliance Officer.

Executive Summary
Early in 2013, our Board approved a business plan that reflected very aggressive goals for earnings per share (“EPS”), Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Impairments (“Adjusted EBITDA”), Adjusted EBITDA return on capital employed and safety. These goals served as targets for our annual cash incentive plan. Despite our strong performance in 2013, we did not achieve some of the challenging goals set out for us in our annual cash incentive plan. However, the Compensation Committee believes that management performed well during 2013 and delivered strong results for the 2013 Team Goals. Key highlights of our 2013 performance include the following:

•	Paid down $60 million of the outstanding debt balance under our revolving credit facility from May to December 2013, and initiated cost reductions as well as reduced capital spending;
•	Implemented key management and strategic improvements in our Coiled Tubing business to better position our operations for future profitability;
•	Maintained high utilization of our drilling, well servicing, and wireline fleets;
•	Negotiated the renewal of term drilling contracts for all eight drilling rigs in Colombia through December 31, 2014;
•
Achieved excellent safety results with a consolidated recordable incident rate of 1.1 and received the Association of Energy Service Companies first place award for 2013 in Division V for well servicing;

•	Rolled out enhanced leadership training for front-line managers with focus on safety and client service excellence;
•	Exceeded our goals for cross-selling revenues from new business with existing clients for additional Pioneer service offerings;
•	Deployed the final three new-build drilling rigs during the first quarter and began design of next generation new-build drilling rigs;
•	Began implementation of an electronic preventative maintenance system which is expected to launch in 2014; and
•	Enhanced our mission statement and focus to include our goal of protecting the environment.
The Compensation Committee took the following key actions with respect to the compensation of the named executive officers in 2013:

•
Increased Base Salaries. Each of Messrs. Locke, Phillips, West, Eustace, and Peña received an increase in their respective base salary ranging from 4% to 8%, primarily to better align their salaries with the current market;

•
Awarded Short-Term Cash Incentive Awards. Based on pre-established Company performance measures and team performance goals, each of the named executive officers earned a cash incentive award below their target level, except for Mr. West, who earned a cash incentive award slightly above his target level; and

•
Awarded Long-Term Equity Awards and a Long-term Cash Incentive Award. All of the named executive officers were awarded long-term incentive awards, which were allocated approximately 20% to stock options, 40% to time-based restricted stock units ("RSUs") and approximately 40% to performance-based RSUs, except for Mr. West, who was awarded a long-term time-based cash award in lieu of stock options and time-based RSUs. The number of performance-based RSU awards that each named executive officer may earn is based on our relative EBITDA growth, EBITDA return on capital employed, and total shareholder return (“TSR”) growth versus a defined group of nine peer companies over a 33-month performance period.

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COMPENSATION DISCUSSION AND ANALYSIS

We believe that our 2013 executive compensation program is competitive and strongly aligned with pay-for-performance principles. Consistent with prior practice, in 2013 the Compensation Committee emphasized compensation opportunities that reward our named executive officers when they deliver targeted financial and operational results. Accordingly, a significant percentage of the named executive officers’ compensation that was granted in 2013 was performance-linked, as the following graph illustrates:
Shareholder Advisory Vote on Executive Compensation
We conducted an advisory vote on executive compensation last year at our 2013 Annual Meeting of Shareholders. While this vote is not binding on the Compensation Committee, the Board of Directors or us, the Compensation Committee values the opinions of our shareholders on executive compensation matters.
Based upon the Inspector of Election’s report, the advisory vote on executive compensation received the favorable support of 98% of the votes cast thereon. The Compensation Committee evaluated the results of the 2013 advisory vote together with the other factors and data discussed in this Compensation Discussion and Analysis in determining our 2013 executive compensation program. The

Compensation Committee considered the vote results and, in light of the strong stockholder support, did not make any significant changes to our executive compensation program solely as a result of the 2013 advisory vote.
In response to the majority of the votes cast for an advisory vote on executive compensation every year at our 2011 Annual Meeting of Shareholders, we determined that an advisory vote on executive compensation would be conducted every year, until we hold the next advisory vote on the frequency of advisory votes on executive compensation at our 2017 Annual Meeting of Shareholders.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Goals and Objectives
The Compensation Committee designs our executive compensation program with the goals and objectives to:

•	Provide an executive compensation structure that is consistent with competitive pay practices;

•	Attract, motivate and retain executives necessary to our success;

•	Reward executives for building shareholder value; and

•	Encourage attainment of strategic business objectives with pay-for-performance principles.

WHAT WE DO		WHAT WE DON’T DO
☑	The majority of our executive pay is performance-linked	☒	No personal aircraft
☑	Apply shareholder aligned performance objectives for our executives	☒	No re-pricing of underwater stock options
☑	Use an independent compensation consultant	☒	No country club memberships for personal use
☑	Evaluate our executive compensation against our industry peers	☒	No tax gross ups for anyone becoming a participant in our Key Employee Severance Plan after March 2011
☑	Apply share ownership guidelines for named executive officers
☑
Consider risk in our executive compensation program
• A significant portion of our executive compensation is tied to long-term performance
• We use diversified performance metrics, including TSR growth, EBITDA ROCE, EBITDA ROCE growth, EBITDA, EPS, safety, etc.

Compensation Committee

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee administers our executive compensation program and is responsible for establishing appropriate compensation for our named executive officers. The duties of the Compensation Committee include:

•	Approving and overseeing our compensation policies, objectives and programs for executive officers;

•	Reviewing and approving all formal employment or other contracts between us and our executive officers;

•	Annually reviewing and approving corporate goals, objectives and other key measures relevant to the compensation of our executive officers;

•	Evaluating the performance of our executive officers; and

•	Appointing, compensating, retaining and overseeing the Compensation Committee’s consultant and other advisors.
Except as disclosed in this Compensation Discussion and Analysis, at this time, the Compensation Committee does not intend to delegate its powers and authority to any subcommittee or other persons.

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COMPENSATION DISCUSSION AND ANALYSIS

Role of Management

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee believes that even the best advice of a compensation consultant or other outside advisors must be combined with the input from senior management and the Compensation Committee’s own individual experiences and judgment to arrive at the

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COMPENSATION DISCUSSION AND ANALYSIS

proper alignment of compensation philosophy, objectives, and programs. In 2013, the Chief Executive Officer, Chief Financial Officer, Vice President Global Human Resources, and General Counsel worked closely with the Compensation Committee in formulating award designs, performance measures, and performance levels (i.e., threshold, target, and above expectation) necessary to align the executive compensation program with our strategic business objectives.
Generally, the Chief Executive Officer reviews with the Compensation Committee his performance evaluations of the other named executive officers and his recommendations regarding base salary adjustments, cash incentive awards, and long-term incentive awards for the other named executive officers to help ensure alignment with pay-for-

performance principles. However, all final decisions regarding the compensation of the named executive officers are made by the Compensation Committee.
The Board and Compensation Committee conduct their own performance assessment of the Chief Executive Officer and no management recommendation is made with regard to his compensation.
While certain members of management attended the Compensation Committee’s meetings in 2013 upon invitation, they did not attend either private sessions or portions of any other meetings of the Compensation Committee where executive compensation determinations were made by the Compensation Committee.

Assessment of Team Performance
The named executive officers’ compensation is impacted by their individual contributions to team goals, as well as their overall performance as a team. The Compensation Committee annually conducts a subjective assessment of the named executive officers’ accomplishments as a team with respect to goals and strategies that are established at the beginning of each year. The Compensation Committee believes that focusing on team performance, rather than individual performance, emphasizes the importance of team work among the named executive officers.
The 2013 team goals included the following (collectively, the “2013 Team Goals”):

•	Reduce debt and initiate cost reductions to reposition the Company for future long-term growth;

•	Improve profitability of our coiled tubing business;

•	Maintain high asset utilization;

•	Secure term contracts for drilling rigs in Colombia which were set to expire December 31, 2013;

•	Maintain emphasis on safety and our goal to provide the best service possible;

•	Generate measurable cross-selling revenue;

•	Develop a design for the next generation new-build based on the performance of our latest new-builds;

•	Leverage IT resources to benefit our operations; and

•	Develop a stand on protecting the environment.
The Compensation Committee subjectively determined that the named executive officers successfully accomplished the 2013 Team Goals during 2013.

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COMPENSATION DISCUSSION AND ANALYSIS

Role of Compensation Consultant
During 2013, the Compensation Committee retained Pearl Meyer & Partners (“Pearl Meyer”) as its independent compensation consultant to obtain objective, expert advice on executive compensation. Pearl Meyer advised the Compensation Committee on a variety of compensation related issues in 2013, including:

•	Competitive pay analysis on executive compensation;

•	Pay levels of the named executive officers; and

•	Our executive compensation program design, including short-term incentive plan design, long-term incentive plan design, and pay mix.
In the course of conducting its activities, Pearl Meyer attended meetings of the Compensation Committee and presented its findings and recommendations for discussion. During 2013, Pearl Meyer also met with certain senior management to obtain and validate data and review materials.
The compensation consultant also provides the Compensation Committee with an analysis of director compensation every other year with the last review done in December 2012 (which was considered in setting the director compensation for 2013 and 2014). The Compensation Committee reviews the analysis and determines whether to recommend a compensation increase for non-employee directors. The executive officers do not play a role in determining or recommending the amount or form of director compensation.
In 2013, Pearl Meyer did not provide any services to the Company, or receive any payments from the Company, other than in its capacity as a consultant to the Compensation Committee. The Compensation Committee has assessed whether the services provided by Pearl Meyer raised any conflicts of interest pursuant to the SEC rules, and has concluded that no such conflicts of interest existed during 2013.

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COMPENSATION DISCUSSION AND ANALYSIS

Competitive Pay Analysis
Each year the Compensation Committee evaluates how our pay practices and the named executive officers’ compensation levels compare to the competitive market for executive talent.
To evaluate the competitiveness of the named executive officers’ base salary, target total cash compensation (i.e., base salary plus target short-term cash incentive award), target long-term incentive awards, and total direct compensation (i.e. base salary, target short-term cash incentive award, and target long-term incentive awards) for 2013, Pearl Meyer provided the Compensation Committee competitive pay information derived from a custom peer group (the “Custom Peer Group”) and the following industry specific surveys (collectively, the “Industry Survey Data”):

•	Pearl Meyers Oilfield Services Benchmark Survey;

•	Pearl Meyers Drilling Management Survey;

•	Watson Wyatt Top Management; and

•	William M. Mercer-Energy.
The companies comprising the Custom Peer Group for 2013 compensation included:

Custom Peer Group	Primary SIC (Standard Industrial Classification) Description
Atwood Oceanics	Drilling Oil & Gas Wells
Basic Energy Services	Oil & Gas Field Services
Helix Energy Solutions Group	Oil & Gas Field Services
Helmerich & Payne	Drilling Oil & Gas Wells
Hercules Offshore	Drilling Oil & Gas Wells
Key Energy Services	Drilling Oil & Gas Wells
Lufkin Industries	Oil & Gas Field Machinery, Equipment
Newpark Resources	Scrap & Waste Materials
Oil States International	Oil & Gas Field Machinery, Equipment
Parker Drilling	Drilling Oil & Gas Wells
Patterson-UTI Energy	Drilling Oil & Gas Wells
RPC Inc.	Oil & Gas Field Services
Superior Energy Services	Oil & Gas Field Services
TETRA Technologies	Oil & Gas Field Services
Unit Corp	Crude Petroleum & Natural Gas

The Compensation Committee, with the assistance of the compensation consultant, annually reviews the companies comprising the Custom Peer Group in order to maintain its appropriateness for the competitive pay analysis. These companies were generally selected based upon their (i) Primary SIC Description, (ii) annual revenues (roughly 0.8x to 4.8x our revenues), and (iii) market capitalization (roughly 0.9x to 9.5x our market capitalization). Information regarding our and our peer companies’ annual revenues and market capitalization is based on publicly available information as of June 30, 2012. There were no changes to the composition of the Custom Peer Group from 2012 to 2013, except that Complete Production Services was removed due to its acquisition, which prompted the addition of two new peers: Lufkin Industries and TETRA Technologies. The Compensation Committee believes the Custom Peer Group reflects our current competitors for employee talent and that it provides an appropriate peer set for the purposes of evaluating our pay practices and the named executive officers’ pay levels.
Pearl Meyer developed a “market consensus” for each named executive officer’s 2013 base salary, target total cash compensation, target long-term incentive awards and total direct compensation by subjectively prioritizing the data derived from the Custom Peer Group and the Industry Survey Data, where appropriate, to provide representative market comparisons.
The Compensation Committee uses the competitive pay information as a “market check” to ensure, in its subjective judgment, that the named executive officers’ base salary, target total cash compensation, target long-term incentive awards and total direct compensation remain competitive. The Compensation Committee does not target any individual pay component to fall within a specific range or percentile of the competitive pay information. While the competitive pay information is important to the Compensation Committee’s approval process, it is just one of several factors considered by the Compensation Committee in approving executive compensation and the Compensation Committee has discretion in determining the nature and extent of its use.

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COMPENSATION DISCUSSION AND ANALYSIS

Elements of Compensation
Base Salary

We provide the named executive officers with a base level of monthly income for the expertise, skills, knowledge and experience they offer to our management team. The Compensation Committee generally reviews each named executive officer’s base salary on an annual basis. The named executive officers’ annual base salary as of December 31, 2013 and December 31, 2012 were as follows:

	Annual Base Salary as of
Name and Position	December 31, 2013	December 31, 2012	% Change(1)
Wm. Stacy Locke, Director, President and Chief Executive Officer	$715,000	$680,000	5%
Lorne E. Phillips, Executive Vice President and Chief Financial Officer	$375,000	$350,000	7%
Franklin C. West, Executive Vice President and President of Drilling Services Segment	$430,000	$415,000	4%
Joseph B. Eustace, Executive Vice President and President of Production Services Segment	$345,000	$325,000	6%
Carlos R. Peña, Senior Vice President, General Counsel, Secretary and Compliance Officer	$345,000	$320,000	8%
(1) The base salary increases were effective as of April 9, 2013.

As a “market check,” the Compensation Committee reviewed the competitive pay information in setting the named executive officers’ base salaries in 2013. Before the increases in salaries during 2013, Mr. Peña’s base salary fell below the 25th percentile, Messrs. Locke’s, Phillips's and Eustace’s base salaries fell between the 25th and 50th percentiles, and Mr. West’s base salary fell slightly above the 50th percentile of the competitive pay information.
Each of the named executive officers received an increase in their base salary during 2013 in order to increase the competitiveness of their respective base salary. Following their base salary increase, the respective base salaries of Messrs. Locke, Phillips, Eustace and Peña still remained below the 50th percentile of the competitive pay information, while Mr. West’s base salary remained above the 50th percentile.
While the Compensation Committee reviewed the competitive pay information in connection with setting the named executive officers' base salary adjustments, together with their contributions toward the team goals, the Compensation Committee did not target their respective base salary to fall within a specific range or percentile of the competitive pay information.
Annual Cash Incentive Compensation

Each year, the named executive officers are eligible to earn a cash incentive award under our 2007 Incentive Plan. The annual cash incentive award is intended to motivate and reward the named executive officers for their contributions in achieving certain strategic business objectives that we believe create shareholder value.
Each named executive officer has a target annual cash incentive award opportunity expressed as a percentage of their annual base salary paid. Subject to performance, the payout of the annual cash incentive award can range from zero to two times the target award opportunity.
The threshold, target and maximum opportunity levels, expressed as a percentage of each named executive officer’s respective base salary paid in 2013, are as follows:

	Award Opportunity (as % of Salary Paid)			Award Opportunity ($)
Name	Threshold	Target	Maximum	Threshold	Target	Maximum
Wm. Stacy Locke	30%	100%	200%	$211,269	$704,231	$1,408,462
Lorne E. Phillips	18%	60%	120%	$66,115	$220,385	$440,770
Franklin C. West	18%	60%	120%	$76,569	$255,231	$510,462
Joseph B Eustace	18%	60%	120%	$60,992	$203,308	$406,615
Carlos R. Peña	18%	60%	120%	$60,715	$202,385	$404,770

The amount of the cash incentive award is determined by comparing our actual performance against a scorecard of specific performance measures and associated performance levels approved by the Compensation Committee each year. The results of this comparison dictate the ultimate amount of each named executive officer’s annual cash incentive award. The Compensation Committee designed the cash incentive award to reward exceptional

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COMPENSATION DISCUSSION AND ANALYSIS

performance by providing for progressively increasing payments as our performance exceeds the target level, and correspondingly providing for no payment unless a threshold level of performance is achieved.

If the Company’s performance falls between the threshold, target or above expectation performance levels, the cash incentive award opportunity is linearly interpolated to determine the actual payout.
Accordingly, in January 2013, the Compensation Committee reviewed and approved the following performance measures and associated performance levels for the 2013 annual cash incentive awards. The Company's performance measures and associated performance levels were designed to be in alignment with the Company’s strategic plans and the 2013 budget (which was approved by the Board).

	Performance Levels
	Threshold	Target	Above Expectation	Actual Performance	Measurement Indicator
Diluted Earnings Per Share	$0.14	$0.19	$0.25	$(0.58)	Representation of bottom line performance
Consolidated Adjusted EBITDA*(1)	$185,572	$247,430	$321,659	$234,742	Indicator of consolidated operating performance of the Company
Drilling Services Segment Adjusted EBITDA*(1)	$99,401	$132,534	$172,295	$156,159	Indicator of operating performance of the Drilling Services Segment
Production Services Segment Adjusted EBITDA*(1)	$104,485	$139,314	$181,108	$103,914	Indicator of operating performance of the Production Services Segment
Consolidated Adjusted EBITDA ROCE	17.9%	23.8%	31.0%	22.5%	Indicator of the profitability of our assets
Consolidated Safety Record (Recordable Incident Rate)	1.8	1.4	1.0	1.1	A cultural measurement important to management, our clients and the families of our employees
Individual Performance	NA	NA	NA	NA	Emphasizes the importance of consistent, personal performance and contribution to the Company
* In Thousands
(1) “Adjusted EBITDA” is defined as the Company’s earnings before interest, income taxes, depreciation, amortization, and impairments. For 2013, Adjusted EBITDA was adjusted to eliminate $54.3 million of impairment charges on goodwill, intangibles and equipment.

In order to align the Company’s performance and the named executive officers’ performance with the interests of our shareholders, the Compensation Committee subjectively weighted each of the above performance measures relative to its potential impact on the Company’s performance and creation of shareholder value. In establishing the performance goals for Messrs. West and Eustace, the Compensation Committee included both Company-wide and segment-wide performance goals to provide them incentives to drive the operational results of the respective segment they oversee, while ensuring their overall accountability to corporate performance. Accordingly, each named executive officer’s annual cash incentive award is derived from our actual performance with respect to the measures above, on a weighted basis.
The weighting of the performance measures for the named executive officers’ target annual cash incentive award for 2013 was as follows:

	Weighting of Performance Measures (at Target Level)(1)
	Diluted Earnings Per Share	Consolidated Adjusted EBITDA	Segment Level Adjusted EBITDA	Consolidated Adjusted EBITDA ROCE	Consolidated or Segment Level Safety Record	Individual Performance
Wm. Stacy Locke	20%	25%	NA	15%	20%	20%
Lorne E. Phillips	20%	25%	NA	15%	20%	20%
Franklin C. West	20%	NA	40%	NA	20%	20%
Joseph B. Eustace	20%	NA	40%	NA	20%	20%
Carlos R. Peña	20%	25%	NA	15%	20%	20%
(1) The weights set forth in the above table are based upon target performance. Consequently, if our performance falls below or above target with respect to a specific performance goal, the weighting of such performance goal toward the actual amount earned will correspondingly increase or decrease, as the case may be.

In assessing individual performance, the Compensation Committee considered the named executive officers’ achievement, as a team, of the 2013 Team Goals discussed previously.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    43

COMPENSATION DISCUSSION AND ANALYSIS

At the end of 2013, the Compensation Committee completed the evaluation of our results and the weighting of the performance measures to help ensure that the annual cash incentive award determinations were aligned with pay-for-performance principles. The Compensation Committee made the following annual cash incentive award determinations for our named executive officers for 2013:

	Award Achievement Levels by Performance Measure
	Diluted Earnings Per Share	Consolidated Adjusted EBITDA	Segment Level Adjusted EBITDA	Consolidated Adjusted EBITDA ROCE	Consolidated or Segment Level Safety Record	Individual Performance	2013 Cash Incentive Award
Wm. Stacy Locke
Award Achieved ($)	$—	$150,780	NA	$89,508	$228,037	$126,762	$595,087
Award Achieved (% of Salary Paid)	—%	21%	NA	13%	32%	18%	84%
Lorne E. Phillips
Award Achieved ($)	$—	$47,186	NA	$28,011	$71,363	$39,669	$186,229
Award Achieved (% of Salary Paid)	—%	13%	NA	8%	19%	11%	51%
Franklin C. West
Award Achieved ($)	$—	NA	$162,752	NA	$73,139	$45,942	$281,833
Award Achieved (% of Salary Paid)	—%	NA	38%	NA	17%	11%	66%
Joseph B. Eustace
Award Achieved ($)	$—	NA	$—	NA	$69,854	$36,595	$106,449
Award Achieved (% of Salary Paid)	—%	NA	—%	NA	21%	11%	32%
Carlos R. Peña
Award Achieved ($)	$—	$43,332	NA	$25,723	$65,534	$36,429	$171,018
Award Achieved (% of Salary Paid)	—%	13%	NA	8%	19%	11%	51%

The named executive officers’ 2013 cash incentive awards are reported in the “Non-Equity Incentive Plan Compensation” column of the 2013 Summary Compensation Table.
Long-Term Incentive Compensation

For 2011 and 2012, the Compensation Committee granted each of the named executive officers time-vested stock options and performance-based RSU awards under our 2007 Incentive Plan, except for Mr. West, who received a long-term cash incentive award in 2012 in lieu of stock options. For 2013, the Compensation Committee granted each of the named executive officers time-vested stock options, time-based RSU awards and performance-based RSU awards under our 2007 Incentive Plan, except for Mr. West, who received a long-term cash incentive award in 2013 in lieu of stock options and time-based RSU awards. These awards are intended to instill a sense of ownership in our named executive officers, incentivize them to have a long-term focus of our business, reward them for creating value for our shareholders, and align their financial interests with that of our shareholders.
Stock Options and RSU Awards
In formulating the target value of each named executive officer’s 2013 long-term equity awards, the Compensation Committee conducted an assessment of the competitive pay information derived by Pearl Meyer to subjectively develop a competitive aggregate grant date fair value for such awards. The Compensation Committee then converted the competitive aggregate grant date fair value into shares of our common stock (the “Target Shares”) by using a representative “stock price” for our common stock. The Compensation Committee determined the representative “stock price” by using the average of the closing prices of our common stock from December 31, 2012 to January 18, 2013, which was $7.51 per share. The Compensation Committee then allocated the Target Shares among stock options, time-based RSus and performance-based RSU awards using an approximate 60% time-vested (20% stock options and 40% time-based RSUs) and 40% performance-based split, respectively, except for Mr. West, who received a long-term cash incentive award in lieu of stock options and time-based RSUs.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    44

COMPENSATION DISCUSSION AND ANALYSIS

In 2013, the Compensation Committee granted the named executive officers the following stock options, time-based RSU and target performance-based RSU awards:

Name	Stock Options (#)	Time-Based RSU Awards (#)	Target Performance-Based RSU Awards (#)	Aggregate Grant Date Fair Value ($)(1)
Wm. Stacy Locke	92,796	101,246	101,246	$2,032,033
Lorne E. Phillips	26,862	29,308	29,308	$588,219
Franklin C. West	—	—	29,308	$244,136
Joseph B. Eustace	24,420	26,643	26,643	$534,735
Carlos R. Peña	24,420	26,643	26,643	$534,735
(1) The amounts reflect the aggregate grant date fair value of the stock options, time-based RSUs and target performance-based RSU awards granted in 2013 to the named executive officers, as applicable, computed in accordance with ASC 718, except no assumptions for forfeitures were included. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 9 of the Notes to Consolidated Financial Statements of our 2013 Annual Report on Form 10-K filed with the SEC on February 13, 2014.

The number of performance-based RSU awards set forth in the above table reflects the target number of RSU awards to be earned by each named executive officer following a 33-month performance period (April 1, 2013 to December 31, 2015). The actual number of RSU awards that each named executive officer may earn, which may be greater or less than his respective target number, will be based on an equally weighted average of our relative EBITDA growth, EBITDA return on capital employed (“EBITDA ROCE”), and total shareholder return (“TSR”) growth versus a defined group of nine peer companies (the “Performance Peer Group”) over the 33-month performance period.
Accordingly, the actual number of performance-based RSU awards that each named executive officer may earn at the end of the 33-month performance period may vary from zero to 200% of his respective target amount, as shown in the following table:

Our performance relative (on average) to the EBITDA growth; EBITDA ROCE; and TSR growth of the Performance Peer Group	Percentage of Target Performance-based RSU Awards that may be Earned(1)
<25th Percentile	0%
25th Percentile	25%
50th Percentile	100%
90th Percentile	200%
(1) If our performance falls between performance levels, the earned percentage will be interpolated.

Following the 33-month performance period, the Compensation Committee will compare our performance in each of the three equally weighted performance measures (i.e., EBITDA growth, EBITDA ROCE, and TSR growth) relative to the performance of the Performance Peer Group, and assign the applicable earning percentage (i.e., 0% to 200%) to each such performance measure. Each named executive officer’s final performance-based RSU award is equal to the product of (i) the average of the three earning percentages and (ii) his respective target number of performance-based RSU awards.
Following the end of the 33-month performance period, the Compensation Committee will approve the final performance-based RSU awards that each named executive officer earned and such RSU awards will cliff vest in April 2016 and convert to common stock.
The Performance Peer Group consisted of Nabors Industries, Helmerich & Payne, Patterson-UTI Energy, Parker Drilling, Superior Energy Services, Key Energy Services, Basic Energy Services, C&J Energy Services and RPC, Inc., all of which the Compensation Committee believes we compete with for business on a daily basis. Because the Performance Peer Group are direct business competitors, the Compensation Committee subjectively determined that these companies provide a better comparison for EBITDA growth, EBITDA ROCE and TSR growth than the Custom Peer Group, which consists of a broader group of companies with which we compete for employee talent.
The aggregate grant date fair value of the named executive officer’s stock options, time-based RSU awards and target performance-based RSU awards, as applicable, are reported in the “Option Awards” column and “Stock Awards” column, respectively, of the 2013 Summary Compensation table.
We do not have a program, plan or practice to time our long-term equity incentive awards in coordination with the release of material, non-public information. In the event that material non-public information becomes known to the Compensation Committee prior to granting long-term equity incentive awards, the Compensation Committee will take the existence of such information under advisement and make an assessment in its business judgment whether to delay the grant of the long-term equity incentive award in order to avoid any impropriety.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    45

COMPENSATION DISCUSSION AND ANALYSIS

2012 and 2013 Long-Term Cash Incentive Award
In 2012, we adopted a policy that allows any employee, including any named executive officer, who has attained (i) normal retirement age of 65, or (ii) at least the age of 60 with 5 or more years of service with the Company, to receive a long-term cash incentive award in lieu of their stock options and time-based RSU awards. The Compensation Committee adopted this policy to provide strong retention incentives for employees close to retirement.
In accordance with the above policy, the Compensation Committee awarded Mr. West a $330,000 long-term cash incentive award in lieu of his annual time-vested awards in both 2012 and 2013. The cash awards vest in one-third increments on April 30th of each of the three years following the grant date, assuming Mr. West provides continuous service through the applicable vesting date. Any portion of the cash award that vests will be paid to Mr. West as soon as possible following the vesting date; provided that, at the Compensation Committee’s sole discretion, up to 50% of any such payment may be paid in shares of the Company’s common stock instead of in cash. Notwithstanding the above, this cash award will automatically vest in the event of Mr. West’s death or disability or a change in control of the Company.
2009 Long-Term Cash Incentive Award
In 2009, the Compensation Committee granted a long-term cash incentive award (the “2009 Long-Term Cash Incentive Award”) to the named executive officers under the 2007 Incentive Plan. Because the 2009 long-term cash incentive award was granted during the 2009 fiscal year, the Company considers it part of 2009 compensation. However, we are including a description of the 2009 Long-Term Cash Incentive Award below because part of the time-based portion of the 2009 Long-Term Incentive Award was earned in 2012 and is reported in the “Bonus” column of the 2012 Summary Compensation Table. The Compensation Committee did not grant long-term cash incentive awards to the named executive officers in 2010, 2011, 2012 or 2013, except for Mr. West who received a long-term cash incentive award in 2012 and 2013 in lieu of stock options and time-based RSU awards, as described above.
The 2009 Long-Term Cash Incentive Award was composed of two components; the first component was performance-based and the second component was time-based.
Each named executive officer fully earned his respective performance-based component of the award as of December 31, 2010 which was reported in the “Non-Equity Incentive Plan Compensation” column of the 2010 Summary Compensation Table in the 2010 proxy statement.
Under the time-based component of the 2009 Long-Term Cash Incentive Award, each of the named executive officers was eligible to earn an aggregate cash payout, with 50% of the cash payout being paid in April 2011 and with the remaining 50% of the cash payout being paid in April 2012, assuming the named executive officer continued employment with the Company through the respective payment date. Each named executive officer earned 50% of his respective time-based component of the award in April 2011, which was reported in the “Bonus” column of the 2011 Summary Compensation Table in the 2011 proxy statement. Each named executive officer earned 50% of his respective time-based component of the award in April 2012, which was reported in the “Bonus” column of the 2012 Summary Compensation Table in last year's proxy statement.
The following table further describes the performance-based and time-based components of the 2009 Long-Term Cash Incentive Award:

	Performance-Based Component			Time-Based Component
Name	Target Performance-Based Cash Payout	Average Achievement Level in the Three Performance Measures	Earned Performance-Based Cash Payout	Aggregate Time-Based Component Cash Payout	Total 2009 Long-Term Cash Incentive Award
Wm. Stacy Locke	$234,000	70%	$163,800	$234,000	$397,800
Lorne E. Phillips	$89,500	70%	$62,650	$89,500	$152,150
Franklin C. West	$121,000	70%	$84,700	$121,000	$205,700
Joseph B. Eustace	$68,500	70%	$47,950	$68,500	$116,450
Carlos R. Peña	$62,000	70%	$43,400	$62,000	$105,400

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    46

COMPENSATION DISCUSSION AND ANALYSIS

2013 Total Direct Compensation

Based upon the most recent competitive pay information derived by Pearl Meyer, our 2013 executive compensation program provided total direct compensation (i.e., base salary, target short-term cash incentive award and target long-term incentive awards) that was competitive and aligned with the market for which we believe we compete for employee talent, as the following table illustrates.
Additional Information

Health, Welfare and Retirement Benefits
We offer a standard range of health and welfare benefits to substantially all of our U.S. employees, including the named executive officers. These benefits include medical, prescription drug and dental coverage, life and accidental death and dismemberment insurance, vacation, sick leave and other paid holidays. In addition, long-term disability insurance benefits and optional short-term coverage is available to all of our employees. These benefits are intended to aid in the health and well-being of our employees, as well as contribute directly to a productive and successful work life, which the Compensation Committee believes will enhance the financial results for us and our shareholders.
We also offer all of our U.S. employees the opportunity to participate in our defined contribution 401(k) plan. Under the plan, we make matching contributions equal to 50% of the participant’s contributions on the first 8% of compensation deferred under the plan. Under this matching scheme, employees become fully vested in our matching contributions after five years of employment. The 2013 Summary Compensation Table reflects our contributions to the 401(k) plan for each named executive officer in 2013.
On January 29, 2013, the Compensation Committee approved the Pioneer Energy Services Corp. Nonqualified Retirement Savings and Investment Plan, an unfunded nonqualified deferred compensation plan for a select group of management or highly compensated employees, and our non-employee directors. The plan became effective on April 1, 2013.
Under the plan, unless otherwise determined by the committee administering the plan, eligible employees may irrevocably elect to defer up to 80% of their base salary, up to 100% of their bonuses, or up to 100% of their restricted stock units, and non-employee directors may irrevocably elect to defer up to 100% of their director fees or 100% of their restricted stock units. However, at this time, all of our named executive officers and our non-employee directors have elected not to enroll in the plan.
A participant’s deferrals will be credited to an account under the plan and that account will be credited (or debited) with earnings and losses based on the actual rate of return of hypothetical investments. Participants are fully vested in their deferred contributions. The Company may make additional contributions to participants’ accounts under the plan with the approval of our Board or our Compensation Committee. The amount and timing of such contributions, as well as the vesting conditions, would also need approval by our Board or our Compensation Committee.
A majority of our peers, as well as a prevalence of Fortune 1000 companies, offer a nonqualified deferred compensation plan. Therefore, the Compensation Committee believes the implementation of this plan will increase the competitiveness of our executive compensation program and serve as an important tool for attracting and retaining high performing executives.

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COMPENSATION DISCUSSION AND ANALYSIS

Perquisites
We provide a limited number of perquisites to the named executive officers, including a car allowance, payment of life insurance premiums and Petroleum Club dues. The life insurance policy pays the beneficiary an amount equal to the applicable named executive officer’s annual salary up to a maximum of $300,000.
Effective December 31, 2010, the Compensation Committee adopted a policy prohibiting the payment of country club memberships for any of the named executive officers.
The "All Other Compensation" column of the 2013 Summary Compensation Table shows the value of perquisites we provided to the named executive officers in 2013.
Stock Ownership Guidelines
In order to strengthen the alignment of the interests of the named executive officers and shareholders and to increase visibility of the named executive officers’ and directors’ stock ownership, we have the following stock ownership guidelines:

Minimum Stock Ownership
Chief Executive Officer	Three times annual base salary
All Other Named Executive Officers	Two times annual base salary
Chairman of the Board and Non-Employee Directors	Three times the Board member’s annual retainer fee

The ownership target must be obtained no later than the December 31 following the fifth anniversary of the officer’s commencement of employment with the Company, or by December 31, 2013 for any officer employed as of May 17, 2008. For purposes of the above calculation, unvested restricted stock and RSUs may be counted toward the applicable ownership requirement.
As of March 19, 2014, all of our non-employee directors and named executive officers have fully met their stock ownership requirements.
Compliance With Internal Revenue Code Section 162(m)
Section 162(m) of the Internal Revenue Code of 1986 (as amended, the “Code”) limits the federal income tax deduction for annual compensation paid to a public company’s Chief Executive Officer and its next three most highly compensated executive officers, excluding the Chief Financial Officer, to $1,000,000. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. From time to time, the Compensation Committee will design compensation awards that may be deductible under Section 162(m) of the Code. The Compensation Committee will, however, take into consideration the various other factors described in this Compensation Discussion and Analysis, together with Section 162(m) considerations in making executive compensation decisions and could, in certain circumstances, approve and authorize compensation that is not tax deductible under Section 162(m) of the Code.

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2014 COMPENSATION ACTIONS
On January 30, 2014, the Compensation Committee approved the following grants of plan-based awards to the named executive officers:

Name	Target Annual Cash Incentive Award(1)	Long-Term Cash Incentive Award(2)	Shares Subject to Stock Options(3)	Shares Subject to Time-Based RSUs(4)	Target Shares Subject to Performance-Based RSUs(5)
Wm. Stacy Locke	$715,000	—	86,615	93,253	93,253
Lorne E. Phillips	$225,000	—	29,106	31,336	31,336
Franklin C. West	$258,000	$328,320	—	—	27,025
Joseph B. Eustace	$207,000	—	24,098	25,945	25,945
Carlos R. Peña	$207,000	—	24,977	26,891	26,891
(1) Annual Cash Incentive Award - The amounts shown reflect the target payout under a cash incentive award granted to each of the named executive officers in 2014 under the 2007 Incentive Plan, for which the payouts are based upon the target percentage of each named executive officer’s respective base salary expected to be paid in 2014. The actual amount of the cash incentive award that each named executive officer may earn can range from zero to 200% and will be determined by comparing our actual performance in 2014 against a scorecard of weighted performance measures (i.e., diluted earnings (loss) per share; consolidated or segment level Adjusted EBITDA; consolidated Adjusted EBITDA ROCE; consolidated or segment level safety record; and individual performance) and associated performance levels approved by the Compensation Committee.

(2) Long-Term Cash Incentive Award - Mr. West was granted a long-term cash incentive award in 2014 in lieu of stock options and time-based RSUs. The award will vest in three equal annual installments from the date of grant.

(3) Stock Option Award - These stock option awards were granted under our 2007 Incentive Plan and will vest in three equal annual installments from the date of grant.
(4) Time-Based RSU Award - These RSU awards were granted under our 2007 Incentive Plan and will vest in three equal annual installments from the date of grant.
(5) Performance-Based RSU Award - The award amounts shown reflect the target number of shares of common stock that each of the named executive officers may earn under a performance-based RSU award granted in 2014 under the 2007 Incentive Plan. The actual number of RSU awards that the named executive officers may earn can range from zero to 200% and will be based on the average of our relative EBITDA growth, EBITDA ROCE, and TSR growth versus the Performance Peer Group over a three-year performance period.

In order to better align the performance-based incentive compensation with shareholder value, the percentage of the performance-based RSU awards granted during 2014 which are linked to TSR growth was increased from 33.3% to 50%, and the percentage of performance-based RSU awards which are linked to EBITDA growth and EBITDA ROCE were decreased from 33.3% each to 25% each, as compared to performance-based RSU awards granted during 2013. The Compensation Committee believes this change better aligns the compensation of our named executive officers with the interests of our shareholders.
REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with the management of Pioneer Energy Services Corp., and, based on such review and discussions, the Compensation Committee recommended to the Board of Pioneer Energy Services Corp. that the Compensation Discussion and Analysis be included in this proxy statement.
The Compensation Committee
Dean A. Burkhardt
John Michael Rauh
C. John Thompson
Scott D. Urban, Chairman
The information in the Report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates the information by reference.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    49

EXECUTIVE COMPENSATION
2013 Summary Compensation Table
The following table presents information concerning compensation for all services rendered to us in all capacities during the fiscal years ended December 31, 2013, 2012, and 2011, by our named executive officers.

Name and Principal Position	Year	Salary	Bonus(1)	Option Awards(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Wm. Stacy Locke Director, President and Chief Executive Officer	2013	$704,231	—	$422,222	$1,609,811	$595,087	$26,472	$3,357,823
	2012	$655,385	$117,000	$1,021,745	$715,258	$572,303	$23,545	$3,105,236
	2011	$573,077	$117,000	$730,995	$385,425	$915,600	$24,254	$2,746,351
Lorne E. Phillips Executive Vice President and Chief Financial Officer	2013	$367,308	—	$122,222	$465,998	$186,229	$25,212	$1,166,969
	2012	$343,231	$44,750	$288,630	$202,053	$175,713	$22,350	$1,076,727
	2011	$323,692	$44,750	$303,169	$159,844	$342,830	$22,350	$1,196,635
Franklin C. West Executive Vice President and President of Drilling Services Segment	2013	$425,385	$110,000	—	$244,136	$281,833	$26,544	$1,087,898
	2012	$413,462	$60,500	—	$222,255	$220,231	$23,606	$940,054
	2011	$401,923	$60,500	$374,220	$197,306	$425,273	$23,563	$1,482,785
Joseph B. Eustace Executive Vice President and President of Production Services Segment	2013	$338,846	—	$111,111	$423,624	$106,449	$26,472	$1,006,502
	2012	$314,846	$34,250	$265,535	$185,889	$153,296	$23,512	$977,328
	2011	$285,538	$34,250	$215,652	$113,706	$331,795	$23,469	$1,004,410
Carlos R. Peña Senior Vice President, General Counsel and Secretary	2013	$337,308	—	$111,111	$423,624	$171,018	$23,182	$1,066,243
	2012	$306,769	$31,000	$259,763	$181,851	$157,047	$20,925	$957,355
	2011	$270,538	$31,000	$225,774	$119,036	$286,534	$17,607	$950,489
(1) The amounts shown for 2011 and 2012 each reflect the payout of 50% of the time-based component of the 2009 Long-Term Cash Incentive Award in April 2011 and April 2012, as further described in “Compensation Discussion and Analysis—Long-Term Incentive Compensation”. The amount shown for 2013 reflects the payout of the first of three vestings of the Long-Term Incentive Cash Award granted to Mr. West in 2012.

(2) The amounts included in the “Option Awards” column represent the aggregate grant date fair value of the option awards granted to the named executive officers during the respective fiscal year, computed in accordance with ASC Topic 718, Stock Compensation, except that no assumption for forfeitures was included. For a discussion of valuation assumptions, see Note 9 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2013. Please see the “2013 Grants of Plan-Based Awards Table” for further information regarding the option awards we granted during 2013.

(3) For 2013, these amounts reflect the aggregate grant date fair value of the time-based RSU and performance-based RSU awards granted to the named executive officers during 2013, except for Mr. West who did not receive any time-based RSUs in 2013. For 2012 and 2011, these amounts reflect the aggregate grant date fair value of the performance-based RSU awards granted to the named executive officers during 2012 and 2011, respectively. The grant date fair value of the performance-based RSU awards is based on the target performance level, and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC Topic 718, Stock Compensation, except that no assumption for forfeitures was included. The grant date fair value of the performance-based RSU awards granted during 2013, 2012 and 2011, assuming the highest level of performance conditions will be achieved would be as follows:

Name	Stock Awards Granted in 2013	Stock Awards Granted in 2012	Stock Awards Granted in 2011
Wm. Stacy Locke	$2,121,127	$1,146,863	$611,901
Lorne E. Phillips	$614,009	$323,977	$253,768
Franklin C. West	$392,148	$356,370	$313,243
Joseph B. Eustace	$558,177	$298,060	$180,520
Carlos R. Peña	$558,177	$291,584	$188,982

For a discussion of valuation assumptions, see Note 9 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2013. Please see the “2013 Grants of Plan-Based Awards Table” for further information regarding the performance-based RSU awards we granted during 2013.

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EXECUTIVE COMPENSATION

(4) For 2013, the amounts reflect the annual cash incentive awards earned in 2013, but paid in 2014. For 2012, the amounts reflect the annual cash incentive awards earned in 2012, but paid in 2013. For 2011, the amounts reflect the annual cash incentive awards earned in 2011, but paid in 2012.

(5) The amounts shown in the “All Other Compensation” column for 2013 are noted in the table below. All of the amounts reflected in the below table were valued based on our direct costs. Amounts shown in the “Other” column represent Petroleum Club dues paid by us on behalf of the named executive officers.

Name	Auto Allowance	401K Matching Contributions	Life Insurance Premiums	Other	Total
Wm. Stacy Locke	$14,400	$10,200	$612	$1,260	$26,472
Lorne E. Phillips	$14,400	$10,200	$612	—	$25,212
Franklin C. West	$14,400	$10,200	$684	$1,260	$26,544
Joseph B. Eustace	$14,400	$10,200	$612	$1,260	$26,472
Carlos R. Peña	$14,400	$8,170	$612	—	$23,182

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    51

EXECUTIVE COMPENSATION

2013 Grants of Plan-Based Awards
The following table summarizes information concerning plan-based awards to the named executive officers during the fiscal year ended December 31, 2013:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of stock or units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(6)
Name		Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Wm. Stacy Locke	(1)	1/31/2013	$211,269	$704,231	$1,408,462	—	—	—	—	—	—	—
	(2)	5/21/2013	—	—	—	16,878	101,246	202,492	—	—	—	$843,379
	(3)	5/21/2013	—	—	—	—	—	—	101,246	—	—	$766,432
	(4)	1/31/2013	—	—	—	—	—	—	—	92,796	$7.58	$422,222
Lorne E. Phillips	(1)	1/31/2013	$66,115	$220,385	$440,770	—	—	—	—	—	—	—
	(2)	5/21/2013	—	—	—	4,886	29,308	58,616	—	—	—	$244,136
	(3)	5/21/2013	—	—	—	—	—	—	29,308	—	—	$221,862
	(4)	1/31/2013	—	—	—	—	—	—	—	26,862	$7.58	$122,222
Franklin C. West	(1)	1/31/2013	$76,569	$255,231	$510,462	—	—	—	—	—	—	—
	(2)	5/21/2013	—	—	—	4,886	29,308	58,616	—	—	—	$244,136
	(5)	1/31/2013	—	$330,000	—	—	—	—	—	—	—	—
Joseph B. Eustace	(1)	1/31/2013	$60,992	$203,308	$406,615	—	—	—	—	—	—	—
	(2)	5/21/2013	—	—	—	4,441	26,643	53,286	—	—	—	$221,936
	(3)	5/21/2013	—	—	—	—	—	—	26,643	—	—	$201,688
	(4)	1/31/2013	—	—	—	—	—	—	—	24,420	$7.58	$111,111
Carlos R. Peña	(1)	1/31/2013	$60,715	$202,385	$404,770	—	—	—	—	—	—	—
	(2)	5/21/2013	—	—	—	4,441	26,643	53,286	—	—	—	$221,936
	(3)	5/21/2013	—	—	—	—	—	—	26,643	—	—	$201,688
	(4)	1/31/2013	—	—	—	—	—	—	—	24,420	$7.58	$111,111
(1) Annual Cash Incentive Award - The amounts shown reflect the range of possible payouts under a cash incentive award granted to each of the named executive officers in 2013 under the 2007 Incentive Plan, for which the payouts are based upon percentages of each named executive officer’s respective base salary paid in 2013. For example, (i) the threshold, target and maximum levels for Mr. Locke are calculated as 30%, 100% and 200%, respectively, of his respective base salary paid in 2013 and (ii) the threshold, target and maximum levels for the other named executive officers are calculated as 18%, 60% and 120%, respectively, of their respective base salary paid in 2013. The actual amount of the cash incentive award is determined by comparing our actual performance in 2013 against a scorecard of weighted performance measures (i.e., diluted earnings (loss) per share; consolidated or segment level Adjusted EBITDA; consolidated Adjusted EBITDA ROCE; consolidated or segment level safety record; and individual performance) and associated performance levels approved by the Compensation Committee. Please see “Compensation Discussion and Analysis – Annual Cash Incentive Compensation” for more information regarding the 2013 cash incentive awards.

(2) Performance-Based RSU Award - The award amounts shown reflect the range of possible RSU awards that each of the named executive officers may earn under a performance-based RSU award granted in 2013 under the 2007 Incentive Plan. The actual number of RSU awards that the named executive officers earn will be based on the average of our relative EBITDA growth, EBITDA ROCE, and TSR growth versus the Performance Peer Group over a 33-month performance period. Please see “Compensation Discussion and Analysis – Long-Term Incentive Compensation” for more information regarding the performance-based RSU awards. In general, any performance-based RSU awards that are earned by the named executive officers will cliff vest in April 2016 and convert to common stock.

(3) Time-Based RSU Award - These RSU awards were granted under our 2007 Incentive Plan and will vest in three equal annual installments on January 31, 2015, 2016 and 2017.
(4) Stock Option Award - These stock option awards were granted under our 2007 Incentive Plan and will vest in three equal annual installments from the date of grant.
(5) Long-Term Cash Incentive Award - Mr. West was granted a long-term cash incentive award in 2013 in lieu of stock options and time-based RSUs. The award will vest and be payable over three years. Please see "Compensation Discusion and Analysis – Long-Term Incentive Compensation" for more information regarding this Long-Term Cash Incentive Award.

(6) For the performance-based RSU awards, these amounts reflect the aggregate grant date fair value of the performance-based RSU awards based upon the probable outcome of the performance conditions (for 2013, at the target performance level), and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC Topic 718, Stock Compensation, except that no assumptions for forfeitures was included.

For the time-based RSU awards, these amounts reflect the aggregate grant date fair value of the time-based RSU awards computed in accordance with ASC Topic 718, Stock Compensation, except that no assumptions for forfeitures were included.

For the stock options, these amounts reflect the aggregate grant date fair value of the stock options computed in accordance with ASC Topic 718, Stock Compensation, except that no assumptions for forfeitures were included.

For a discussion of valuation assumptions, see Note 9 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2013.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    52

EXECUTIVE COMPENSATION

2013 Outstanding Equity Awards at Fiscal Year End
The following table provides information concerning stock options and restricted stock units held by the named executive officers which were outstanding as of December 31, 2013.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(16) ($)	Equity Incentive Plan Awards:
Name									Number of Unearned Shares or Units That Have Not Vested (#)		Market or Payout Value of Unearned Shares or Units That Have Not Vested(16) ($)
Wm. Stacy Locke	98,000	—		$14.58	8/17/2015	—		—	—		—
	120,000	—		$14.54	6/4/2016	—		—	—		—
	200,000	—		$14.07	5/13/2017	—		—	—		—
	180,000	—		$17.07	8/27/2018	—		—	—		—
	236,000	—		$3.84	3/1/2019	—		—	—		—
	181,800	—		$8.86	2/1/2020	—		—	—		—
	103,946	51,973	(1)	$9.01	2/1/2021	43,911	(10)	$351,727	—		—
	63,899	127,798	(2)	$8.92	1/30/2022	—		—	72,615	(11)	$581,646
	—	92,796	(3)	$7.58	1/30/2023	101,246	(13)	$810,980	101,246	(12)	$810,980
Lorne E. Phillips	100,000	—		$4.73	2/1/2019	—		—	—		—
	90,000	—		$3.84	3/1/2019	—		—	—		—
	75,400	—		$8.86	2/1/2020	—		—	—		—
	43,110	21,555	(1)	$9.01	2/1/2021	18,210	(10)	$145,862	—		—
	18,050	36,102	(4)	$8.92	1/30/2022	—		—	20,513	(11)	$164,309
	—	26,862	(5)	$7.58	1/30/2023	29,308	(14)	$234,757	29,308	(12)	$234,757
Franklin C. West	300,000	—		$9.53	1/9/2015	—		—	—		—
	93,000	—		$17.07	8/27/2018	—		—	—		—
	120,000	—		$3.84	3/1/2019	—		—	—		—
	93,100	—		$8.86	2/1/2020	—		—	—		—
	53,213	26,607	(1)	$9.01	2/1/2021	22,478	(10)	$180,049	—		—
	—	—		—	—	—		—	22,564	(11)	$180,738
	—	—		—	—	—		—	29,308	(12)	$234,757
Joseph B. Eustace	85,000	—		$13.57	3/2/2018	—		—	—		—
	54,000	—		$17.07	8/27/2018	—		—	—		—
	69,000	—		$3.84	3/1/2019	—		—	—		—
	53,600	—		$8.86	2/1/2020	—		—	—		—
	30,665	15,333	(1)	$9.01	2/1/2021	12,954	(10)	$103,762	—		—
	16,606	33,213	(6)	$8.92	1/30/2022	—		—	18,872	(11)	$151,165
	—	24,420	(7)	$7.58	1/30/2023	26,643	(15)	$213,410	26,643	(12)	$213,410
Carlos R. Peña	15,000	—		$5.51	10/26/2018	—		—	—		—
	63,000	—		$3.84	3/1/2019	—		—	—		—
	53,000	—		$8.86	2/1/2020	—		—	—		—
	32,104	16,053	(1)	$9.01	2/1/2021	13,561	(10)	$108,624	—		—
	16,245	32,491	(8)	$8.92	1/30/2022	—		—	18,462	(11)	$147,881
	—	24,420	(9)	$7.58	1/30/2023	26,643	(15)	$213,410	26,643	(12)	$213,410
(1)				The indicated options vested on February 2, 2014.
(2)				Of the indicated options, 63,899 vested on February 1, 2014 and 63,899 are scheduled to vest on February 1, 2015.
(3)				Of the indicated options, 30,932 vested on January 31, 2014 and installments of 30,932 each are scheduled to vest on January 31, 2015 and 2016.

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EXECUTIVE COMPENSATION

(4)	Of the indicated options, 18,051 vested on February 1, 2014 and 18,051 are scheduled to vest on February 1, 2015.
(5)	Of the indicated options, 8,954 vested on January 31, 2014 and installments of 8,954 each are scheduled to vest on January 31, 2015 and 2016.
(6)	Of the indicated options, 16,606 vested on February 1, 2014 and 16,607 are scheduled to vest on February 1, 2015.
(7)	Of the indicated options, 8,140 vested on January 31, 2014 and installments of 8,140 each are scheduled to vest on January 31, 2015 and 2016.
(8)	Of the indicated options, 16,245 vested on February 1, 2014 and 16,246 are scheduled to vest on February 1, 2015.
(9)	Of the indicated options, 8,140 vested on January 31, 2014 and installments of 8,140 each are scheduled to vest on January 31, 2015 and 2016.
(10)
The amounts shown reflect the actual number of restricted shares each named executive officer earned under his respective 2011 performance-based RSU award, which are scheduled to vest on April 30, 2014.

(11)
The amounts shown reflect the target number of restricted shares each named executive officer could earn under his respective 2012 performance-based RSU award, which are scheduled to vest on April 30, 2015.

(12)
The amounts shown reflect the target number of restricted shares each named executive officer could earn under his respective 2013 performance-based RSU award, which are scheduled to vest on April 30, 2016.

(13)
The amounts shown reflect the number of time-based restricted stock units granted to the named executive officer during 2013, of which 33,748 shares vested on January 31, 2014 and installments of 33,749 shares each are scheduled to vest on January 31, 2015 and 2016.

(14)
The amounts shown reflect the number of time-based restricted stock units granted to the named executive officer during 2013, of which 9,770 shares vested on January 31, 2014 and installments of 9,769 shares each are scheduled to vest on January 31, 2015 and 2016.

(15)
The amounts shown reflect the number of time-based restricted stock units granted to each named executive officer during 2013, of which 8,881 shares vested on January 31, 2014 and installments of 8,881 shares each are scheduled to vest on January 31, 2015 and 2016.

(16)	The market value of the restricted stock units is based on the closing price of our common stock on December 31, 2013 of $8.01 per share.
2013 Option Exercises and Stock Vested
The following table provides additional information about stock option exercises and shares acquired upon the vesting of stock awards, including the value realized, during 2013, by the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Wm. Stacy Locke	—	$—	12,401	$82,963
Lorne E. Phillips	—	$—	5,146	$34,427
Franklin C. West	100,000	$271,120	6,360	$42,548
Joseph B. Eustace	—	$—	3,672	$24,566
Carlos R. Peña	—	$—	3,614	$24,178
(1) Represents the amount realized based on the difference between the closing price of our common stock on the date of exercise and the exercise price.
(2) Represents the amounts realized based on the closing price of our common stock on the vesting date for restricted stock.

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POTENTIAL PAYMENTS UNDER TERMINATION OR CHANGE OF CONTROL
The Compensation Committee views change in control and non-change in control severance protection for officers as a necessary part of compensation to remain competitive in the market. A substantial portion of oilfield service companies provide such benefits. While the Compensation Committee recognizes there are variations in types, amounts, eligibility requirements and other terms and conditions among companies, the Compensation Committee believes that the aggregate potential value remains competitive and does not significantly vary from similar programs at peer group companies.

In 2009, the Company adopted a new Long-Term Disability Plan. This plan is available to all U.S. salaried employees and other full-time active employees and does not discriminate in scope, terms or operation, in favor of the named executive officers. In the event an employee has been disabled for more than 180 days, the Long-Term Disability Plan generally provides for payment of 60% of an employee’s base salary up to a maximum monthly benefit of $7,000 until the earlier of the employee reaching standard retirement age as determined by the Social Security Administration or the employee’s death.

Key Executive Severance Plan
The following is a brief description of the material terms and conditions of our Key Executive Severance Plan (the “KESP”).
Participation in the KESP is limited to our key executives who are considered to be senior management employees by the Compensation Committee and who are designated by the Compensation Committee, in its sole discretion, as participants in the KESP. The Compensation Committee, upon twelve months’ written notice, may also terminate an employee’s participation in the KESP; however, an individual participating immediately prior to a change in control may not be removed from participation in the KESP prior to the date which is two years following the date of the “change in control” of Pioneer (as defined below). Participants in the KESP will be designated by the Compensation Committee as either “Level I,” “Level II” or “Level III” participants, or as other participants. With regard to our named executive officers, Mr. Locke is designated as a Level I participant, Messrs. West, Eustace, Peña and Phillips are designated as Level II participants.
In the event of an “involuntary termination” prior to a change in control of Pioneer and subject to certain conditions, including the requirement that a KESP participant execute an acceptable waiver and release of claims, a Level I or Level II participant will receive (1) a lump-sum cash payment equal to 200% of the participant’s annual base salary and annual target bonus, (2) accelerated vesting of stock options and other equity-based awards held on the date of termination of employment, but only to the extent such stock options or other equity-based awards would otherwise have vested within twelve months, and (3) continued life insurance and medical benefits coverage at active employee rates for twelve months. A Level III participant will receive (1) a lump-sum cash payment equal to 100% of the participant’s annual base salary, (2) accelerated vesting of stock options and other equity-based awards held on the date of termination of employment, but only to the extent such stock options or other equity-based awards would otherwise have vested within twelve months, and (3) continued life insurance and medical benefits coverage at active employee rates for twelve months. Other participants will receive (1) a lump-sum cash payment equal to 50% of the participant’s annual base salary, (2) accelerated vesting of stock options and other equity-based awards held on the date of termination of employment, but only to the extent such stock options or other equity-based awards would otherwise have vested within six months, and (3) continued life insurance and medical benefits coverage for six months. An “involuntary termination” means the termination of the participant’s employment (1) for any reason other than cause, death or disability or (2) by the participant for good reason, as defined in the KESP.
“Cause” means (1) with respect to any Level I or Level II Participant, that participant’s (A) commission of any act or omission constituting fraud under any law of the State of Texas, (B) conviction of, or a plea of nolo contendere to, a felony, (C) embezzlement or theft of property or funds of Pioneer or any of its affiliates or (D) refusal to perform his or her duties, as specified in any written agreement between the participant and Pioneer or in any specific directive adopted by a majority of the members of the Board at a meeting of the Board that is consistent with the participant’s status as an executive officer of the Company; and (2) with respect to any Level III or other participant, that participant’s (A) commission of any act or omission constituting fraud under any law of the State of Texas, (B) conviction of, or a plea of nolo contendere to, a felony, (C) embezzlement or theft of property or funds of Pioneer or any of its affiliates, (D) failure to follow the instructions of the Board (in either case, as approved by a majority of the members of such Board at a meeting of such Board) or any supervising or executive officer of Pioneer or any of its affiliates or (E) unacceptable performance, gross negligence or willful misconduct with respect to his or her duties to Pioneer or any of its affiliates.
“Good reason” for the participant to terminate his or her employment means, prior to the effective date of a change in control, the occurrence (without the participant’s written consent) of any of the following: (1) a reduction in the participant’s base salary or total compensation except for an across-the-board reduction similarly affecting all senior executives of Pioneer and all senior executives of any person in control of Pioneer; (2) failure by Pioneer to pay any portion of the participant’s compensation within fourteen days of the date it is due or any other material breach of a contract with the participant by Pioneer which is not remedied by Pioneer within 5 business days after the participant’s written notice to Pioneer of such breach; or (3) Pioneer’s failure to maintain a participant’s employment without material diminution in the participant’s duties and responsibilities, and such failure is not cured by Pioneer within 5 business days after the participant’s written notice to Pioneer of such failure. After the effective date of a change in control, “good reason” shall also include any of (4)-(9) below unless, in the case of any of (5), (7), (8), or (9), such act or failure is corrected within five business days following the giving of written notice of good reason by the participant, and in the case of (6) below, such act is not objected to in writing by the participant within fourteen days after notification thereof: (4) after a change in control, the determination by the participant, in his or her sole and absolute discretion, that the business philosophy or policies of Pioneer or its successor or the implementation thereof is not compatible with those of the participant; (5) the assignment to the participant of duties inconsistent with his or her status as an executive officer of Pioneer or a meaningful alteration, adverse to the participant, in the nature or status of his or her responsibilities (other than reporting responsibilities) from those in effect immediately prior to a change in control, including, without limitation, a material reduction in the budget for which the participant is responsible; (6) failure by Pioneer to continue in effect any compensation plan in which the participant participates immediately prior to a change in control that is material to the participant’s compensation, unless an equitable arrangement has been made with the participant with respect to such plan; (7) failure by Pioneer to continue the participant’s participation in a plan described in (6) above or a substitute or alternative plan on a basis not materially less favorable to the participant than as existed at

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POTENTIAL PAYMENTS UNDER TERMINATION OR CHANGE OF CONTROL

the time of a change in control; (8) failure by Pioneer to continue to provide the participant with benefits substantially similar to those enjoyed by the participant prior to a change in control; or (9) a requirement by Pioneer that the participant relocate his or her residence outside the metropolitan area in which the participant was based immediately prior to a change in control, or a move of the participant’s principal business location more than 45 miles from the participant’s previous principal business location. The participant’s continued employment shall not of itself constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting good reason under the KESP.
Upon a change in control of Pioneer, all participants will be entitled to full vesting of all options, restricted stock and other equity awards. Upon an involuntary termination within two years following the effective date of a change in control, a Level I or Level II participant will receive (1) a lump-sum cash payment equal to 300% of the sum of the participant’s (A) annual base salary, (B) annual maximum bonus and (C) annual car allowance and club dues, and (2) continued life insurance and medical benefits coverage at active employee rates for 18 months. A Level III participant will receive (1) a lump-sum cash payment equal to 200% of the sum of the participant’s (A) annual base salary, (B) annual maximum bonus and (C) annual car allowance and club dues, and (2) continued life insurance and medical benefits coverage at active employee rates for twelve months. Other participants will receive (1) a lump-sum cash payment equal to 150% of the sum of the participant’s (A) annual base salary, (B) annual maximum bonus and (C) annual car allowance and club dues, and (2) continued life insurance and medical benefits coverage at active employee rates for twelve months. Furthermore, a terminated participant who is unable to sell securities on the open market may require the surviving entity to acquire any vested equity awards or any shares acquired pursuant to equity awards at a price equal to the then fair market value for such shares; such right must be exercised prior to twelve months after the participant’s involuntary termination within two years after the change in control.
A “change in control” shall conclusively be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

(1)
any person, (other than (A) Pioneer; (B) any affiliate of Pioneer; (C) any employee benefit plan of Pioneer or of any affiliate and any person organized, appointed or established by Pioneer for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of Pioneer or any affiliate of Pioneer; or (D) any corporation or other entity owned, directly or indirectly, by the shareholders of Pioneer in substantially the same proportions as their ownership of capital stock of Pioneer) is or becomes the beneficial owner of voting stock of Pioneer (not including in the securities beneficially owned by such person any securities acquired directly from Pioneer after the date the KESP first became effective) representing 40% or more of the combined voting power of the voting stock of Pioneer then outstanding; provided, however, that a change of control will not be deemed to occur under this paragraph (1) if a person becomes the beneficial owner of voting stock of Pioneer representing 40% or more of the combined voting power of the voting stock of Pioneer then outstanding solely as a result of a reduction in the number of shares of voting stock of Pioneer outstanding which results from Pioneer’s repurchase of voting stock of Pioneer, unless and until such time as that person or any affiliate or associate of that person purchases or otherwise becomes the beneficial owner of additional shares of voting stock of Pioneer constituting 1% or more of the combined voting power of the voting stock of Pioneer then outstanding, or any other person (or persons) who is (or collectively are) the beneficial owner of shares of voting stock of Pioneer constituting 1% or more of the combined voting power of the voting stock of Pioneer then outstanding becomes an affiliate or associate of that person, unless, in either such case, that person, together with all its affiliates and associates, is not then the beneficial owner of voting stock of Pioneer representing 40% or more of the voting stock of Pioneer then outstanding;

(2)
the following individuals cease for any reason to constitute a majority of the number of directors then serving: (A) individuals who, on the date the KESP first became effective, constitute the Board; and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Pioneer) whose appointment or election by the Board of Pioneer or nomination for election by Pioneer’s shareholders was approved or recommended by a majority vote of the directors then still in office who either were directors on the date the KESP first became effective or whose appointment, election or nomination for election was previously so approved or recommended;

(3)
there is consummated a merger or consolidation of Pioneer or any parent or direct or indirect subsidiary of Pioneer with or into any other corporation, other than: (A) a merger or consolidation which results in the voting stock of Pioneer outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities which entitle the holder thereof to vote generally in the election of members of the Board or similar governing body of Pioneer or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of Pioneer (or similar transaction) in which no person (other than those persons listed in clauses (A) through (D) of paragraph (1) above) is or becomes the beneficial owner of voting stock of Pioneer (not including, for purposes of this determination, any voting stock of Pioneer acquired directly from Pioneer or its subsidiaries after the date the KESP first became effective other than in connection with the acquisition by Pioneer or one of its subsidiaries of a business) representing 40% or more of the combined voting power of the voting stock of Pioneer then outstanding; or

(4)
the shareholders of Pioneer approve a plan of complete liquidation or dissolution of Pioneer, or there is consummated an agreement for the sale or disposition of all or substantially all of Pioneer’s assets unless (A) the sale is to an entity, of which at least 50% of the combined voting power of the securities which entitle the holder thereof to vote generally in the election of members of the Board or similar governing body of such entity are owned by shareholders of Pioneer in substantially the same proportions as their ownership of the voting stock of Pioneer immediately prior to such sale; (B) no person other than Pioneer and any employee benefit plan or related trust of Pioneer or of such corporation then beneficially owns 40% or more of the voting securities of such new entity; and (C) at least a majority of the directors of such corporation were members of the incumbent Board at the time of the execution of the initial agreement or action providing for such disposition.

In addition, in the event any participant is subject to an excise tax under Section 4999 of the Internal Revenue Code, as amended, as a result of payments under the KESP or otherwise, the participant will be entitled to a gross-up payment such that after payment of all taxes on the gross-up payment, the participant retains sufficient funds to pay the Section 4999 excise tax on his or her KESP and other payments (or such excise tax is paid on his or her behalf). Pioneer will be

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POTENTIAL PAYMENTS UNDER TERMINATION OR CHANGE OF CONTROL

responsible for any attorneys’ fees incurred by a participant who is successful in pursuing litigation for benefits under the KESP. For any participant who is a “specified employee” within the meaning of Section 409A of the Code, payments under the KESP will generally be delayed six months following termination of employment.

At its March 30, 2011 meeting, the Compensation Committee adopted a policy prohibiting the Company from entering into any future change in control arrangements with executive officers that provide for excise tax gross-up payments, unless such arrangement is approved by shareholders. Pursuant to the policy, any participant who enters the Key Executive Severance Plan after March 30, 2011 will not be entitled to any excise tax gross-up payments.
The KESP may not be amended in a manner adverse to the rights of a participant without his or her consent.

Potential Payments upon Termination or Change in Control
The tables below reflect the amount of compensation that would be payable to each of the named executive officers in various scenarios involving termination of the named executive officer’s employment, including following a change in control. The amount of compensation payable to each named executive officer upon voluntary termination, involuntary not-for-cause termination (non-change in control), voluntary termination for good cause or involuntary termination following a change in control, involuntary for cause termination, and termination in the event of death or disability of each named executive officer is shown below. The amounts shown assume that the termination was effective on December 31, 2013 and thus include amounts earned through that time and are estimates of the amounts which would be paid out to the officers upon their termination. The actual amounts to be paid out can only be determined at the time of the officer’s separation from us. In addition to the amounts presented below, the officer would also have available the value of exercisable options reflected in the Outstanding Equity Awards at Fiscal Year End table.
As of December 31, 2013, only Mr. West was eligible for retirement (the table presenting potential payments to Mr. West sets forth the amount of compensation that would be payable to him upon retirement).

Wm. Stacy Locke’s Benefits and Payments Upon Termination as of 12/31/2013	Voluntary Termination	Involuntary Not for Cause Termination (Non-Change in Control)	Involuntary or Good Reason Termination (Following a Change in Control)	Involuntary For Cause Termination	Death	Disability(1)
Compensation:
Severance Payments	—	$1,430,000	$2,145,000	—	—	—
Annual Cash Incentive Payment(3)	—	$1,430,000	$4,290,000	—	$595,087	$595,087
Intrinsic Value of Unvested and Accelerated Stock Options	—	$13,301	$39,902	—	$39,902	$39,902
Intrinsic Value of Unvested and Accelerated Time-Based Restricted Stock Units	—	$270,327	$810,980	—	$810,980	$810,980
Intrinsic Value of Unvested and Accelerated Performance-Based Restricted Stock Units(4)	—	$351,727	$1,744,354	—	$1,744,354	$1,744,354
Benefits and Perquisites:
Excise Tax Gross-Up(2)	—	—	$3,242,418	—	—	—
Health Care and Life Insurance Coverage	—	$12,173	$18,260	—	—	—
Life Insurance Proceeds(5)	—	—	—	—	$300,000	—
Auto Allowance	—	—	$43,200	—	—	—
Club Dues	—	—	$3,779	—	—	—
TOTAL	$—	$3,507,528	$12,337,893	$—	$3,490,323	$3,190,323
12/31/2013 stock price	$8.01
(1) Disability payment does not include benefits payable under the Company’s Long-Term Disability Plan (which is available to all U.S. salaried employees), the value of which would depend on the life span or years remaining prior to the named executive officer reaching the standard retirement age based on the retirement age guidelines used by Social Security Administration.

(2) At its March 30, 2011 meeting, the Compensation Committee adopted a policy prohibiting the Company from entering into any future change in control arrangements with executive officers that provide for excise tax gross-up payments, unless such arrangement is approved by shareholders.

(3) In the event of retirement, death or disability before the annual cash incentive award is paid, the Compensation Committee has the discretion under the 2007 Incentive Plan to authorize payment (in full or on a prorated basis) of the amount the officer would have received, to the extent that the performance goals were achieved. We have assumed that the Compensation Committee would have authorized the payment of the cash incentive award in full, at the actual performance levels achieved, for purposes of the table above.

(4) The intrinsic value of unvested and accelerated performance-based restricted stock units is calculated based on the target performance level for the 2012 and 2013 awards. For the performance-based restricted stock unit awards granted in 2011, the intrinsic value is calculated based on the actual performance level achieved.

(5) The life insurance plan pays the beneficiary an amount equal to the applicable officer’s annual salary up to a maximum of $300,000.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    57

POTENTIAL PAYMENTS UNDER TERMINATION OR CHANGE OF CONTROL

Lorne E. Phillips’ Benefits and Payments Upon Termination as of 12/31/2013	Voluntary Termination	Involuntary Not for Cause Termination (Non-Change in Control)	Involuntary or Good Reason Termination (Following a Change in Control)	Involuntary For Cause Termination	Death	Disability(1)
Compensation:
Severance Payments	—	$750,000	$1,125,000	—	—	—
Annual Cash Incentive Payment(3)	—	$450,000	$1,350,000	—	$186,229	$186,229
Intrinsic Value of Unvested and Accelerated Stock Options	—	$3,850	$11,551	—	$11,551	$11,551
Intrinsic Value of Unvested and Accelerated Time-Based Restricted Stock Units	—	$78,252	$234,757	—	$234,757	$234,757
Intrinsic Value of Unvested and Accelerated Performance-Based Restricted Stock Units(4)	—	$145,862	$544,928	—	$544,928	$544,928
Benefits and Perquisites:
Excise Tax Gross-Up(2)	—	—	$1,167,229	—	—	—
Health Care and Life Insurance Coverage	—	$12,173	$18,260	—	—	—
Life Insurance Proceeds(5)	—	—	—	—	$300,000	—
Auto Allowance	—	—	$43,200	—	—	—
TOTAL	$—	$1,440,137	$4,494,925	$—	$1,277,465	$977,465
12/31/2013 stock price	$8.01

Franklin C. West’s Benefits and Payments Upon Termination as of 12/31/2013	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination (Non-Change in Control)	Involuntary or Good Reason Termination (Following a Change in Control)	Involuntary For Cause Termination	Death	Disability(1)
Compensation:
Severance Payments	—	—	$860,000	$1,290,000	—	—	—
Annual Cash Incentive Payment(3)	—	$281,833	$516,000	$1,548,000	—	$281,833	$281,833
Intrinsic Value of Unvested and Accelerated Stock Options	—	—	—	—	—	—	—
Intrinsic Value of Unvested and Accelerated Time-Based Restricted Stock Units	—	—	—	—	—	—	—
Intrinsic Value of Unvested and Accelerated Performance-Based Restricted Stock Units(4)	—	—	$180,049	$595,544	—	$595,544	$595,544
Long-Term Incentive Cash Payment(6)	—	—	—	$550,000	—	$550,000	$550,000
Benefits and Perquisites:
Excise Tax Gross-Up(2)	—	—	—	$1,430,157	—	—	—
Health Care and Life Insurance Coverage	—	—	$7,931	$11,897	—	—	—
Life Insurance Proceeds(5)	—	—	—	—	—	$300,000	—
Auto Allowance	—	—	—	$43,200	—	—	—
Club Dues	—	—	—	$3,779	—	—	—
TOTAL	$—	$281,833	$1,563,980	$5,472,577	$—	$1,727,377	$1,427,377
12/31/2013 stock price	8.01
(1) Disability payment does not include benefits payable under the Company’s Long-Term Disability Plan (which is available to all U.S. salaried employees), the value of which would depend on the life span or years remaining prior to the named executive officer reaching the standard retirement age based on the retirement age guidelines used by Social Security Administration.

(2) At its March 30, 2011 meeting, the Compensation Committee adopted a policy prohibiting the Company from entering into any future change in control arrangements with executive officers that provide for excise tax gross-up payments, unless such arrangement is approved by shareholders.

(3) In the event of retirement, death or disability before the annual cash incentive award is paid, the Compensation Committee has the discretion under the 2007 Incentive Plan to authorize payment (in full or on a prorated basis) of the amount the officer would have received, to the extent that the performance goals were achieved. We have assumed that the Compensation Committee would have authorized the payment of the cash incentive award in full, at the actual performance levels achieved, for purposes of the table above.

(4) The intrinsic value of unvested and accelerated performance-based restricted stock units is calculated based on the target performance level for the 2012 and 2013 awards. For the performance-based restricted stock unit awards granted in 2011, the intrinsic value is calculated based on the actual performance level achieved.

(5) The life insurance plan pays the beneficiary an amount equal to the applicable officer’s annual salary up to a maximum of $300,000.
(6) The Accelerated Long-term Incentive Cash Payment represents the amount which will be payable upon the death or disability of Mr. West or change in control of Pioneer under the long-term incentive awards granted to Mr. West in 2012 and 2013. In the event of a change in control of Pioneer, and subject to certain conditions, the awards will vest in full and be payable immediately. In the event of death or disability of the named executive officer at December 31, 2013, one-third of the award amount will vest and be payable on each of the remaining applicable vesting dates.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    58

POTENTIAL PAYMENTS UNDER TERMINATION OR CHANGE OF CONTROL

Joseph B. Eustace’s Benefits and Payments Upon Termination as of 12/31/2013	Voluntary Termination	Involuntary Not for Cause Termination (Non-Change in Control)	Involuntary or Good Reason Termination (Following a Change in Control)	Involuntary For Cause Termination	Death	Disability(1)
Compensation:
Severance Payments	—	$690,000	$1,035,000	—	—	—
Annual Cash Incentive Payment(3)	—	$414,000	$1,242,000	—	$106,449	$106,449
Intrinsic Value of Unvested and Accelerated Stock Options	—	$3,500	$10,501	—	$10,501	$10,501
Intrinsic Value of Unvested and Accelerated Time-Based Restricted Stock Units	—	$71,137	$213,410	—	$213,410	$213,410
Intrinsic Value of Unvested and Accelerated Performance-Based Restricted Stock Units(4)	—	$103,762	$468,337	—	$468,337	$468,337
Benefits and Perquisites:
Excise Tax Gross-Up(2)	—	—	$1,094,763	—	—	—
Health Care and Life Insurance Coverage	—	$12,173	$18,260	—	—	—
Life Insurance Proceeds(5)	—	—	—	—	$300,000	—
Auto Allowance	—	—	$43,200	—	—	—
Club Dues	—	—	3,779	—	—	—
TOTAL	$—	$1,294,572	$4,129,250	$—	$1,098,697	$798,697
12/31/2013 stock price	$8.01

Carlos R. Peña’s Benefits and Payments Upon Termination as of 12/31/2013	Voluntary Termination	Involuntary Not for Cause Termination (Non-Change in Control)	Involuntary or Good Reason Termination (Following a Change in Control)	Involuntary For Cause Termination	Death	Disability(1)
Compensation:
Severance Payments	—	$690,000	$1,035,000	—	—	—
Annual Cash Incentive Payment(3)	—	$414,000	$1,242,000	—	$171,018	$171,018
Intrinsic Value of Unvested and Accelerated Stock Options	—	$3,500	$10,501	—	$10,501	$10,501
Intrinsic Value of Unvested and Accelerated Time-Based Restricted Stock Units	—	$71,137	$213,410	—	$213,410	$213,410
Intrinsic Value of Unvested and Accelerated Performance-Based Restricted Stock Units(4)	—	$108,624	$469,915	—	$469,915	$469,915
Benefits and Perquisites:
Excise Tax Gross-Up(2)	—	—	$1,122,643	—	—	—
Health Care and Life Insurance Coverage	—	$12,173	$18,260	—	—	—
Life Insurance Proceeds(5)	—	—	—	—	$300,000	—
Auto Allowance	—	—	$43,200	—	—	—
TOTAL	$—	$1,299,434	$4,154,929	$—	$1,164,844	$864,844
12/31/2013 stock price	$8.01
(1) Disability payment does not include benefits payable under the Company’s Long-Term Disability Plan (which is available to all U.S. salaried employees), the value of which would depend on the life span or years remaining prior to the named executive officer reaching the standard retirement age based on the retirement age guidelines used by Social Security Administration.

(2) At its March 30, 2011 meeting, the Compensation Committee adopted a policy prohibiting the Company from entering into any future change in control arrangements with executive officers that provide for excise tax gross-up payments, unless such arrangement is approved by shareholders.

(3) In the event of retirement, death or disability before the annual cash incentive award is paid, the Compensation Committee has the discretion under the 2007 Incentive Plan to authorize payment (in full or on a prorated basis) of the amount the officer would have received, to the extent that the performance goals were achieved. We have assumed that the Compensation Committee would have authorized the payment of the cash incentive award in full, at the actual performance levels achieved, for purposes of the table above.

(4) The intrinsic value of unvested and accelerated performance-based restricted stock units is calculated based on the target performance level for the 2012 and 2013 awards. For the performance-based restricted stock unit awards granted in 2011, the intrinsic value is calculated based on the actual performance level achieved.

(5) The life insurance plan pays the beneficiary an amount equal to the applicable officer’s annual salary up to a maximum of $300,000.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    59

POTENTIAL PAYMENTS UNDER TERMINATION OR CHANGE OF CONTROL

The terms for the payments for involuntary not-for-cause termination (non-change in control) and for involuntary or good reason termination (following a change in control) are summarized under the heading “Key Executive Severance Plan” of this section. In the event of a change in control termination, if the termination qualified as (i) a change in ownership or effective control or (ii) a change in ownership of a substantial portion of our assets, in either case as defined in Section 280G of the Internal Revenue Code, then severance payments and benefits paid to our named executive officers may be subject to an excise tax under Section 4999 of the Internal Revenue Code. At its March 30, 2011 meeting, the Compensation Committee adopted a policy prohibiting the Company from entering into any future change in control arrangements with executive officers that provide for excise tax gross-up payments, unless such arrangement is approved by shareholders. For certain arrangements entered into with executive officers prior to the adoption of this policy, in the event a named executive officer is subject to such excise tax, the named executive officer will be entitled to a gross-up payment, such that after payment of all taxes on the gross-up payment, the named executive officer retains sufficient funds to pay the excise taxes that result from the severance payments and benefits received.
Compensation Committee Interlocks and Insider Participation
Messrs. Burkhardt, Thompson, Rauh and Urban served on our Compensation Committee during the fiscal year ended December 31, 2013. No member of the Compensation Committee (1) was an officer or employee of our Company or a subsidiary of our Company during that period, (2) was formerly an officer of our Company or a subsidiary of our Company or (3) had any relationship required to be disclosed in this proxy statement pursuant to Item 404 of Regulation S-K.

During the fiscal year ended December 31, 2013, none of our named executive officers served as (1) a member of a compensation committee of another company, one of whose executive officers served on our Compensation Committee; (2) a director of another company, one of whose executive officers served on our Compensation Committee; or (3) a member of a compensation committee of another company, one of whose executive officers served as one of our directors.

Certain Relationships and Related Transactions

Our Audit Committee reviews any transaction in which (1) we or any of our subsidiaries, on the one hand, and (2) any of our directors, nominees for director, executive officers or holders of more than 5% of our common stock or any of their immediate family members, on the other hand, is, was or is proposed to be a participant and the amount involved exceeds $120,000. Our Audit Committee is required by its charter to review and approve all such related person transactions, as well as to periodically reassess these transactions to ensure their continued appropriateness. Our chief financial officer is primarily responsible for the development and implementation of processes and controls to obtain information from directors and officers with respect to any such related person transactions, including the use of annual director and officer questionnaires. Our management is responsible for determining whether a transaction contains the characteristics described above requiring review and approval by our Audit Committee.
None of our directors or executive officers and no holder of more than 5% of the outstanding shares of our common stock, and no member of the immediate family of any such director, officer or security holder, to our knowledge, had any material interest in any transaction during the fiscal year ended December 31, 2013, or in any currently proposed transaction, to which we or any of our subsidiaries was or is to be a participant in which the amount involved exceeds $120,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any persons beneficially owning more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and we are required to disclose in this proxy statement any failure to file by these dates. To our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2013, except that, due to a Company administrative error, Messrs. Locke, Phillips, Eustace and Peña each failed to file a Form 4 reporting one transaction within four days of the grant of stock-based compensation awards in January 2014. The Form 4s were subsequently filed in February 2014.
In making these disclosures, we relied solely on written statements of directors, executive officers and shareholders, and copies of the reports that they have filed with the SEC.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    60

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of Pioneer Energy Services Corp.’s Board is presently comprised of the four directors named below. Each member of the Audit Committee is an independent director, as defined by applicable Securities and Exchange Commission rules and the NYSE listing standards. The Audit Committee met five times during the fiscal year ended December 31, 2013. We have reviewed and discussed with management and KPMG LLP Pioneer Energy Services Corp.’s audited financial statements as of and for the fiscal year ended December 31, 2013.
We have discussed with KPMG LLP the matters required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) in Auditing Standard No. 16, Communications with Audit Committees.
We have received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and we have discussed with KPMG LLP its independence.
Based on the review and discussions referred to above, we recommended to the Board of Pioneer Energy Services Corp. that the audited financial statements referred to above be included in Pioneer Energy Services Corp.’s Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the Securities and Exchange Commission.
The Audit Committee
Dean A. Burkhardt
John Michael Rauh, Chairman
C. John Thompson
Scott D. Urban
The information above in the Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates the information by reference.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    61

Proposal 2	Approval of the Amendment and Restatement of the 2007 Incentive Plan
Conditioned on and subject to obtaining shareholder approval, the Compensation Committee of the Board approved an amendment and restatement of the Pioneer Energy Services Corp. 2007 Incentive Plan (the “2007 Incentive Plan”) to increase the number of authorized shares that can be awarded to the officers, employees and consultants of the Company or any of its subsidiaries and any nonemployee director of the Company under the plan by 2,300,000 shares (from 7,750,000 shares to 10,050,000 shares).
Current Request to Increase the Share Reserve
Awards under the 2007 Incentive Plan are a major component of our long-term incentive program for our employees, consultants and members of our Board. As noted in the “Compensation Discussion and Analysis,” we recognize that having an ownership interest in the Company is critical to aligning the financial interests of our employees and shareholders. In order to ensure that shares of our common stock continue to be available for future awards, in March 2014, the Compensation Committee of the Board approved an amendment and restatement to the 2007 Incentive Plan, subject to obtaining shareholder approval.
The Compensation Committee believes it is important to authorize an additional 2,300,000 shares for grant under the 2007 Incentive Plan. In this proxy statement, we refer to any grant under the 2007 Incentive Plan as an “award.” As of March 19, 2014, approximately 1,680,101 shares had been issued under the 2007 Incentive Plan, 6,032,996 shares were subject to awards outstanding under the 2007 Incentive Plan and 36,903 shares were available for future awards. The 2007 Incentive Plan utilizes a fungible share pool for awards granted after May 15, 2013. This means that if full value awards, i.e. awards other than options, stock appreciation rights, and cash, are granted, they will decrease the number of shares available for issuance by 1.38 for each share covered by the award. This could leave as few as 26,741 shares available for issuance if full value awards are utilized. We do not believe that this amount is sufficient to meet the Company’s anticipated grants of awards through the date of our 2016 Annual Meeting of Shareholders. As of March 19, 2014, approximately 360 or 10% of our employees, officers, consultants and nonemployee directors participate in the 2007 Incentive Plan, of which five were named executive officers, four were non-employee directors and none were consultants. If shareholders do not approve the amendment and restatement to the 2007 Incentive Plan, the 2007 Incentive Plan will remain in effect; however, we anticipate the shares available for equity-based compensation will be quickly depleted, and we will lose our ability to use equity as a compensation tool. Based on the Compensation Committee's historical practice, the Compensation Committee anticipates that the additional shares requested will enable the Company to maintain its current equity compensation program for at least two years, accommodating anticipated grants related to the hiring, retention and promotion of employees. In 2011, 2012 and 2013, the number of shares of common stock underlying equity awards granted (including stock options, shares of restricted stock and restricted stock units) was approximately 1,032,160, 1,158,212 and 1,266,413 (as adjusted for the share counting rules under the 2007 Incentive Plan for awards granted after May 15, 2013), respectively. The Compensation Committee expects to continue to grant awards under the 2007 Incentive Plan consistent with the Company’s historical share utilization rates.
In its determination to approve the amendment and restatement of the 2007 Incentive Plan, the Compensation Committee reviewed the burn rate, dilution and overhang metrics disclosed below, peer group market practices and trends, and the costs associated with the addition of authorized shares to the 2007 Incentive Plan, including the estimated shareholder value transfer cost.
YOU ARE URGED TO READ THIS ENTIRE PROPOSAL, WHICH EXPLAINS OUR REASONS FOR SUPPORTING THE AMENDMENT AND RESTATEMENT OF THE 2007 INCENTIVE PLAN.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    62

PROPOSAL 2 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2007 INCENTIVE PLAN

The Importance of Equity Compensation
The Compensation Committee believes that amendment and restatement of the 2007 Incentive Plan will provide it flexibility to continue to issue equity compensation in the future to:

•	Attract and retain the services of key employees, nonemployee directors and consultants who can contribute to our success;

•	Align the interests of our key employees and nonemployee directors with the interests of our shareholders through certain incentives whose value is based upon the performance of our common stock;

•	Motivate key employees to achieve our strategic business objectives; and

•	Provide a long-term equity incentive program that is competitive with our peer companies.
The Compensation Committee strongly believes that granting equity awards motivates employees to think and act like owners, rewarding them when value is created for our stockholders.
The Compensation Committee believes that the approval of the amendment and restatement of the 2007 Incentive Plan is important to our continued success. Our employees and non-employee directors are some of our most valuable assets. Awards such as those provided under the 2007 Incentive Plan are vital to our ability to attract and retain outstanding and highly skilled employees in the competitive labor markets in which we must compete.
Our named executive officers who are current employees of the Company and our nonemployee directors will be eligible to receive awards under the amendment and restatement of the 2007 Incentive Plan and therefore have an interest in this proposal. In the event that the amendment and restatement of the 2007 Incentive Plan is not approved by our shareholders, the 2007 Incentive Plan, which has been previously approved by our shareholders, will continue to be in full force in accordance with its terms.
Key Historical Equity Metrics
Approval of the amendment and restatement of the 2007 Incentive Plan will enable us to compete effectively in the competitive market for employee talent over the coming years, while maintaining reasonable burn rates and overhang.

•	Our three-year average burn rate of 1.44% is below the estimated ISS global industry classification standard (GICS) burn rate limit for our industry of 4.3%.

•	The following table shows how the key equity metrics have changed over the past three fiscal years under the 2007 Incentive Plan:

Key Equity Metrics	2013	2012	2011	3-Year Average (2011-2013)
Shares subject to awards granted(1)	681,931	942,717	1,052,599	892,416
Gross burn rate(2)	1.10%	1.53%	1.83%	1.49%
Net burn rate(3)	1.07%	1.51%	1.74%	1.44%
Dilution(4)	11.87%	12.00%	13.23%	12.37%
Overhang(5)	10.03%	10.23%	9.95%	10.07%
(1) Reflects total number of shares subject to equity awards granted during the fiscal year and excludes any cancelled or forfeited equity awards. Performance-based RSU's are excluded from this calculation in the year they are granted and included in the year that they vest.

(2) Gross burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year by the total weighted-average number of shares outstanding during the period, and excludes any cancelled or forfeited equity awards.

(3) Net burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year by the total weighted-average number of shares outstanding during the period, and takes into account any cancelled or forfeited equity awards.

(4) Dilution is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by the number of shares outstanding at the end of the fiscal year.

(5) Overhang is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

The last reported sales price for our common stock on the NYSE on March 19, 2014 was $12.46 per share.
Summary of the 2007 Incentive Plan

The following description summarizes certain provisions of the 2007 Incentive Plan after giving effect to the amendment and restatement of the 2007 Incentive Plan. The general description of the amendment and restatement of the 2007 Incentive Plan and the other material features of the 2007 Incentive Plan are qualified in their entirety by reference to the copy of the 2007 Incentive Plan attached hereto as Appendix A.
The 2007 Incentive Plan is designed to attract and retain officers, key employees, consultants and qualified directors, to encourage the sense of proprietorship of those employees, consultants and directors and to stimulate the active interest of those persons in the development and financial success of our Company and its subsidiaries. The 2007 Incentive Plan is administered by the Compensation Committee. The 2007 Incentive Plan provides for various types of awards to be granted to participants. Under the 2007 Incentive Plan, options to purchase shares of our common stock and stock appreciation rights may be granted, provided the exercise price is not less than the fair market value of a share of our common stock on the date of grant. In addition, the 2007 Incentive Plan permits grants of cash awards, shares of our common stock or of rights to receive shares of our common stock, or a combination of such awards, on such terms as the Compensation Committee may determine. The 2007 Incentive Plan also provides for cash or stock bonus awards based on performance goals established by the Compensation Committee. Options and stock appreciation rights must have fixed terms no longer than ten years. In addition, we may use shares issuable under the 2007 Incentive Plan as the form of payment for any other compensation payable by us.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    63

PROPOSAL 2 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2007 INCENTIVE PLAN

Shares Subject to the 2007 Incentive Plan
The 2007 Incentive Plan establishes a fungible share pool that makes available a maximum of 10,050,000 shares of our common stock for the types of awards described below. All shares available under the 2007 Incentive Plan can be granted through incentive stock options.
Fungible Share Pool
Under the 2007 Incentive Plan, shares of common stock subject to awards other than stock options and stock appreciation rights granted after May 15, 2013 will count against the fungible share pool as 1.38 shares of common stock for each share subject to the award. Any shares that become available for grant upon the forfeiture, repurchase, cancellation, or expiration of an award that originally counted as 1.38 shares of common stock upon grant will be added back to the fungible share pool as 1.38 shares of common stock for each share forfeited, repurchased, cancelled, or expired or deemed not to have been issued from the 2007 Incentive Plan. Stock options and stock appreciation rights will count against the fungible share pool as one share of common stock for each share subject to those types of awards and will be added back to the fungible share pool as one share of common stock for each share subject to such awards that is forfeited, repurchased, cancelled, or expired or deemed not to have been issued from the 2007 Incentive Plan. The number of shares available will not be increased by any shares tendered in payment of an option exercise price or for tax withholding for any award.
Selection of Participants
The Compensation Committee selects the participants and determines the number and type of awards to be granted to each participant. Participants who may be granted awards under the 2007 Incentive Plan include any officer, employee or consultant of our Company or any of its subsidiaries and any nonemployee director of our Company (“Participants”). As of March 31, 2014, we had approximately 3,650 employees, including five executive officers, and four nonemployee directors.
Awards may be granted as alternatives to or in replacement of (a) awards previously granted under the 2007 Incentive Plan or any other plan or arrangement of ours, or (b) awards outstanding under a plan or arrangement of a business or entity all or part of which is acquired by us; provided, however, that except for adjustments to account for a corporate transaction as described below, the grant price of any option or stock appreciation right shall not be decreased, including by means of issuance of a substitute option or stock appreciation right with a lower grant price, without shareholder approval. The Compensation Committee may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, and in addition may include provisions in awards for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred share equivalents.
Stock Options
The exercise price of a stock option granted pursuant to the 2007 Incentive Plan may not be less than the fair market value of our common stock on the date of grant. The term of a stock option may not exceed ten years from the date of grant. Subject to the foregoing provisions, the Compensation Committee determines the terms, conditions and limitations applicable to any stock option awarded pursuant to the 2007 Incentive Plan, including the term of stock options and the date or dates upon which they become exercisable, the exercise price, whether that price is payable in cash (and whether that may include proceeds of a sale assisted by a third party) or shares of our common stock or both, the terms and conditions of exercise, the expiration date, whether the option will qualify as an incentive stock option under the Internal Revenue Code of 1986, as amended (the “Code”), or a nonqualified stock option, restrictions on transfer of the option, and other provisions not inconsistent with the 2007 Incentive Plan. Incentive stock options may not be granted to consultants or nonemployee directors. All of the shares available under the 2007 Incentive Plan may be used for grants of incentive stock options.
Stock Appreciation Rights
The Compensation Committee is authorized to grant stock appreciation rights, or SARs, to employees and nonemployee directors. Every SAR entitles the participant, on exercise of the SAR, to receive shares of common stock with a value equal to the excess of the market value of a specified number of shares of common stock at the time of exercise, over the exercise price established by the Compensation Committee. The term of any SAR may not exceed ten years from the date of grant. SARs may be granted in tandem with options, subject to such terms and restrictions as established by the Compensation Committee.
Stock Awards and Cash Awards
The 2007 Incentive Plan authorizes the Compensation Committee to grant Participants stock awards consisting of shares of our common stock or of a right to receive shares of our common stock, or their cash equivalent or a combination of both, in the future.
Award Limits
No participant may be granted, in any one-year period, stock options or SARs that are exercisable for more than 400,000 shares of our common stock, stock awards covering more than 200,000 shares of our common stock, or a combination of cash and other awards other than options and SARs having a value greater than $3,000,000.

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    64

PROPOSAL 2 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2007 INCENTIVE PLAN

Performance Awards
Any award available under the 2007 Incentive Plan may be made as a performance award. Performance awards not intended to qualify as qualified performance-based compensation under Code Section 162(m) will be based on achievement of such goals and are subject to such terms, conditions and restrictions as the Compensation Committee or its delegate determine. Performance awards granted under the 2007 Incentive Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) must be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective performance goals established by the Compensation Committee that may be cumulative, annual or end-of-performance-period goals, relative to a peer group or based on increases or changes relative to stated values and based on any one or more of the following measures:

•	increased revenue;

•	net income measures (including but not limited to income after capital costs and income before or after taxes);

•	stock price measures (including but not limited to growth measures and total shareholder return);

•	price per share of common stock;

•	market share;

•	net earnings;

•	earnings per share (actual or targeted growth);

•	earnings before interest, taxes, depreciation and amortization (“EBITDA”);

•	earnings before interest, taxes and amortization (“EBITA”);

•	economic value added (or an equivalent metric);

•	market value added;

•	debt-to-equity ratio;

•
cash flow measures (including cash flow per share, cash flow return on capital, cash flow return on tangible capital, net cash flow, net cash flow before financing activities and improvement in or attainment of working capital levels);

•
return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

•
operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, net operating profit after tax, revenue volumes, operating efficiency, rig fleet day rates and rig fleet utilization);

•	expense measures (including but not limited to overhead cost, general and administrative expense and improvement in or attainment of expense levels);

•	margins;

•	shareholder value;

•	proceeds from dispositions;

•	total market value;

•	reliability;

•	productivity;

•	corporate values measures (including ethics compliance, environmental and safety); and

•	debt reduction.
Unless otherwise stated, a performance goal need not be based on an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, performance relative to a peer group or limiting economic losses (measured, in each case, by reference to specific business criteria).
Cash awards, as well as the above-mentioned performance measures for stock awards and cash awards, are included in the 2007 Incentive Plan to enable the Compensation Committee to make awards that qualify as qualified performance-based compensation under Code Section 162(m). The Compensation Committee can satisfy those requirements by, among other things, including provisions in stock awards and cash bonuses that will make them payable solely on account of the attainment of one or more pre-established, objective performance goals based on performance measures that have been approved by our shareholders. Although the Compensation Committee does not have to include such provisions in stock awards or cash bonuses, the inclusion of such provisions and compliance with certain other requirements of Section 162(m) would enable us to take a tax deduction for such compensation that we might not otherwise be able to take.
Award Limits
For awards intended to qualify as performance-based compensation under Code section 162(m), no Participant may be granted, in any one-year period, options or SARs that are exercisable for more than 400,000 shares of our common stock, stock awards covering more than 200,000 shares of our common stock, or a combination of cash and other awards other than options and SARs having a value greater than $3,000,000.
Deductibility Not Required
The Compensation Committee may award compensation to our executive officers that is not fully deductible if it determines the compensation, including awards under the 2007 Incentive Plan, is consistent with our executive compensation philosophy and is in the Company’s and our shareholders’ best interests. The 2007 Incentive Plan does not preclude the committee from making other compensation payments outside of the 2007 Incentive Plan to our executive officers even if those payments do not qualify for tax deductibility under Code section 162(m).

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PROPOSAL 2 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2007 INCENTIVE PLAN

Duration; Plan Amendments
The 2007 Incentive Plan has a term of ten years from the date of shareholder approval at the Annual Meeting of Shareholders held on May 15, 2013. Our Board may at any time amend, suspend or terminate the 2007 Incentive Plan, but in doing so cannot adversely affect any outstanding award without the grantee’s written consent or make any amendment without shareholder approval, to the extent such shareholder approval is required by applicable law or the exchange on which the shares are traded.
Applicability of ERISA; Tax Qualification
The 2007 Incentive Plan is not intended to be subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is it intended to be qualified under Section 401(a) of the Code.
Certain Federal Income Tax Consequences of Awards Under the 2007 Incentive Plan

The following is a summary of the general rules of present federal income tax law relating to the tax treatment of incentive stock options, nonqualified stock options, SARs, stock awards and cash awards under the 2007 Incentive Plan. The discussion is general in nature and does not take into account a number of considerations, which may apply, based on the circumstances of a particular participant under the 2007 Incentive Plan.
Options
Some of the options issuable under the 2007 Incentive Plan may constitute “incentive stock options” within the meaning of Code Section 422, while other options granted under the 2007 Incentive Plan will be nonqualified stock options. The Code provides for tax treatment of incentive stock options that may be more favorable to employees than the tax treatment of nonqualified stock options. On grant of either form of option, the optionee will not recognize income for tax purposes and we will not receive any deduction. Generally, on the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. However, the difference between the exercise price of the incentive stock option and the fair market value of the underlying shares at the time of exercise is an item of tax adjustment that may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain.
In contrast, on the exercise of a nonqualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the underlying shares on the date of exercise and the exercise price. On any sale of the share acquired by the exercise of a nonqualified option by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the nonqualified option will be treated generally as capital gain or loss.
No deduction is available to us on the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares acquired on exercise before the applicable holding period expires), whereas on exercise of a nonqualified stock option, we are entitled to a deduction in an amount equal to the income recognized by the optionee. Except in the case of the death or disability of an optionee, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee’s termination of employment for other than death or disability cannot qualify for the tax treatment applicable to incentive stock options. Any such option would be treated as a nonqualified stock option instead.
Stock Appreciation Rights
The fair market value of any shares of our common stock received by the holder on the exercise of SARs under the 2007 Incentive Plan will be subject to ordinary income tax in the year of receipt, and we will be entitled to a deduction for that amount.
Stock Awards
A grant of shares of our common stock or a cash equivalent that is not subject to vesting restrictions will result in taxable income for federal income tax purposes to the recipient at the time of grant in an amount equal to the fair market value of the shares or the amount of cash awarded. We would be entitled to a corresponding deduction at that time for the amount included in the recipient’s income.
Generally, a grant of shares of our common stock under the 2007 Incentive Plan subject to vesting and transfer restrictions will not result in taxable income to the recipient for federal income tax purposes or a tax deduction to us at the time of the grant. The recipient will generally realize taxable income at the time the shares become vested in an amount equal to the then fair market value of the shares. However, a recipient may elect pursuant to Code Section 83(b) to treat the fair market value of the shares on the date of grant as compensation income at the year of the grant. The early income election must be made, if at all, within 30 days after the date of the grant. In any case, we will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the recipient’s income in the year in which that amount is so included.
Cash Awards
Cash awards are taxable income to the recipient for federal income tax purposes at the time of payment. The recipient will have compensation income equal to the amount of cash paid, and we will have a corresponding deduction for federal income tax purposes.

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PROPOSAL 2 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2007 INCENTIVE PLAN

Other
In general, a federal income tax deduction is allowed to us in an amount equal to the ordinary income recognized by a participant with respect to awards under the 2007 Incentive Plan, provided that such amount constitutes an ordinary and necessary business expense of ours, that such amount is reasonable, and that the amount of the deduction is not limited by the executive compensation deduction limitations of Code Section 162(m).
New Plan Benefits

Because it is within the discretion of the Compensation Committee to determine which individuals receive awards and the amount and type of awards received, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the 2007 Incentive Plan or the amounts of such awards.
Benefits to Named Executive Officers and Others

Although future grants under the 2007 Incentive Plan are not determinable at this time, for illustrative purposes, the following table sets forth with respect to each named executive officer listed in the Summary Compensation Table and each group listed below (i) the number of shares of common stock issuable pursuant to stock options granted under the 2007 Incentive Plan; (ii) the number of shares of restricted stock awarded under the 2007 Incentive Plan and the number of shares of stock subject to time-based restricted stock units awarded under the 2007 Incentive Plan; and (iii) the target number of shares of stock subject to performance-based restricted stock units awarded under the 2007 Incentive Plan, in each case during the fiscal year ended December 31, 2013.

Name	Shares Subject to Stock Options	Shares of Time-Based RSUs	Target Shares Subject to Performance-Based RSUs
Wm. Stacy Locke, President, Chief Executive Officer and Director	92,796	101,246	101,246
Lorne E. Phillips, Executive Vice President and Chief Financial Officer	26,862	29,308	29,308
Franklin C. West, Executive Vice President and President of Drilling Services Segment	—	—	29,308
Joseph B. Eustace, Executive Vice President and President of Production Services Segment	24,420	26,643	26,643
Carlos R. Peña, Senior Vice President, General Counsel and Secretary	24,420	26,643	26,643
All current executive officers as a group	168,498	183,840	213,148
All non-employee directors as a group	—	61,248	—
All employees, including all current officers who are not executive officers, as a group	220,656	467,275	346,731

During the three months ended March 31, 2014, we granted options to purchase 221,440 shares of our common stock, time-based restricted stock unit awards covering 347,335 shares of our common stock and performance-based restricted stock unit awards covering 321,606 shares of our common stock to 115 employees and executive officers. No grants have been made that are contingent on shareholder approval of the amendment and restatement of the 2007 Incentive Plan.

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PROPOSAL 2 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2007 INCENTIVE PLAN

Equity Compensation Plan Information

The following table summarizes, as of December 31, 2013, the indicated information regarding the 2007 Incentive Plan, the Pioneer Drilling Company 2003 Stock Plan and the Pioneer Drilling Company 1999 Stock Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price per share of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans(3)
Equity compensation plans approved by security holders	6,881,666	$10.18	1,151,408
Equity compensation plans not approved by security holders	—	—	—
TOTAL	6,881,666	$10.18	1,151,408
1) Includes (a) 3,481,794 shares subject to issuance pursuant to outstanding awards of stock options and 1,349,453 shares subject to issuance pursuant to outstanding awards of restricted stock units under the 2007 Incentive Plan; (b) 2,040,419 shares subject to issuance pursuant to outstanding awards of stock options under the Pioneer Drilling Company 2003 Stock Plan; and (c) 10,000 shares subject to issuance pursuant to outstanding awards of stock options under the Pioneer Drilling Company 1999 Stock Plan.

2) The weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding awards of restricted stock units, which have no exercise price.
3) Includes 834,354 shares available for future issuance in the form of restricted stock under the 2007 Incentive Plan as of December 31, 2013 and prior to the approval of the amendment and restatement of the 2007 Incentive Plan pursuant to this Proposal 2.

As of March 19, 2014, so far in 2014, we granted options to purchase 221,440 shares of our common stock, time-based restricted stock unit awards covering 347,335 shares of our common stock and performance-based restricted stock unit awards covering 321,606 shares of our common stock to 115 employees and executive officers. Applying the share counting rules under the 2007 Incentive Plan, these grants reduce the total number of shares available for issuance under the 2007 Incentive Plan by 1,144,579. Factoring in forfeitures that have occurred so far in 2014, this leaves 36,903 shares available for issuance as of March 19, 2014. As discussed above, if full value awards are issued, the fungible share pool approach under the 2007 Incentive Plan would deplete the shares available for issuance at a rate of 1.38 shares per share actually covered by an award. No grants have been made that are contingent on shareholder approval of the amendment and restatement of the 2007 Incentive Plan.

Our Board unanimously recommends a vote “FOR” the approval of the amendment and restatement of the 2007 Incentive Plan.

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Proposal 3	Advisory Vote on Executive Compensation
This advisory vote on executive compensation gives shareholders the opportunity to approve our named executive officers’ compensation, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.
Based upon the Inspector of Election’s report, at the 2013 Annual Meeting of Shareholders the advisory vote on executive compensation received the favorable support of 98% of the votes cast thereon. The Compensation Committee determined that the voting results reflect strong shareholder support for our 2012 executive compensation program. Additionally, in response to the majority of the votes cast for an advisory vote on executive compensation every year at our 2011 Annual Meeting of Stockholders, we determined that the advisory vote on executive compensation would be conducted every year, until we hold the next advisory vote on the frequency of advisory votes on executive compensation at our 2017 Annual Meeting of Shareholders.
As described in detail in our Compensation Discussion and Analysis, we believe that our 2013 executive compensation program is competitive and strongly aligned with pay-for-performance principles. Consistent with prior practice, in 2013 the Compensation Committee emphasized compensation opportunities that reward our named executive officers when they deliver targeted financial and operational results. Accordingly, the majority of the named executive officers’ compensation that was granted in 2013 was performance-linked, as further described below.
The Compensation Committee will continue to focus on executive compensation practices that attract, motivate and retain executives necessary to our success, reward those executives for the achievement of short-term and long-term performance, and support our other executive compensation objectives.
The important elements and features of our 2013 executive compensation program included the following:

•
Performance-linked compensation delivered in the form of an annual cash incentive award, stock options, time-based RSU awards and target performance-based RSU awards, represented approximately 79% of the Chief Executive Officer’s total direct compensation in 2013 and approximately 61% (on average) of the other named executive officers’ total direct compensation in 2013.

•
Each named executive officer’s annual cash incentive award was based on targeted financial and operational results, including diluted earnings per share; consolidated or segment level adjusted EBITDA; consolidated adjusted EBITDA return on capital employed; consolidated or segment level safety record; and individual performance during 2013.

•
Each named executive officer’s long-term incentive awards were allocated approximately 20% to stock options, 40% to time-based restricted stock units ("RSUs") and approximately 40% to performance-based RSUs, except for Mr. West, who was awarded a long-term time-based cash award in lieu of stock options and time-based RSUs as a result of Mr. West being close to retirement. The number of performance-based RSU awards that each named executive officer may earn is based on our relative EBITDA growth, EBITDA return on capital employed, and total shareholder return growth versus a defined group of nine peer companies over a 33-month performance-period.

•	Each named executive officer is employed at-will and is expected to demonstrate strong personal performance in order to continue serving as a member of the executive team.

•	We have implemented stock ownership guidelines that are intended to strengthen the alignment of the interests of the named executive officers and the shareholders.

•
Our Key Executive Severance Plan, in which the named executive officers participate, pays out only upon a double-trigger change in control termination. For a further description of this plan, see the “Potential Payments Upon Termination or Change in Control” section above.

•
The Compensation Committee continued to adhere to its policy prohibiting us from entering into any future change in control arrangements with executive officers that provide for excise tax gross-up payments, unless such arrangement is approved by shareholders.

Early in 2013, our Board approved a business plan that reflected very aggressive goals for earnings per share (“EPS”), Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Impairments (“Adjusted EBITDA”), Adjusted EBITDA return on capital employed and safety. These goals served as targets for our annual cash incentive plan. Despite our strong performance in 2013, we did not achieve some of the challenging goals set out for us in our annual cash incentive plan. However, the Compensation Committee believes that management performed well during 2013 and delivered strong results for the 2013 Team Goals. Key highlights of our 2013 performance include the following:

•	Paid down $60 million of the outstanding debt balance under our revolving credit facility from May to December 2013, and initiated cost reductions as well as reduced capital spending;
•	Implemented key management and strategic improvements in our Coiled Tubing business to better position our operations for future profitability;
•	Maintained high utilization of our drilling, well servicing, and wireline fleets;
•	Negotiated the renewal of term drilling contracts for all eight drilling rigs in Colombia through December 31, 2014;
•
Achieved excellent safety results with a consolidated recordable incident rate of 1.1 and received the Association of Energy Service Companies first place award for 2013 in Division V for well servicing;

•	Rolled out enhanced leadership training for front-line managers with focus on safety and client service excellence;
•	Exceeded our goals for cross-selling revenues from new business with existing clients for additional Pioneer service offerings;
•	Deployed the final three new-build drilling rigs during the first quarter and began design of next generation new-build drilling rigs;
•	Began implementation of an electronic preventative maintenance system which is expected to launch in 2014; and
•	Enhanced our mission statement and focus to include our goal of protecting the environment.

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PROPOSAL 3 ADVISORY VOTE ON EXECUTIVE COMPENSATION

You have the opportunity to vote “for” or “against” or “abstain” from voting on the following non-binding resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in our Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, the compensation tables, and the narrative discussion of this proxy statement.”
While your vote on this proposal is advisory and will not be binding on us, the Board or the Compensation Committee, we value the opinion of our shareholders and will take the results of this advisory vote into account when making future decisions regarding our executive compensation program.
The Board recommends a vote FOR the approval, on an advisory basis, of the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to item 402 of regulation S-K.

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Proposal 4	Ratification of the Appointment of Our Independent Registered Public Accounting Firm
The Audit Committee of our Board has selected KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014. KPMG LLP has served as our independent public accountants since 1979. Although shareholder ratification is not required, the Board has directed that such appointment be submitted to the shareholders for ratification at the annual meeting. If our shareholders do not ratify the appointment of KPMG LLP at the annual meeting, the Audit Committee will consider such event in its selection of our Company’s independent registered public accounting firm for the 2015 fiscal year. Additionally, even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2014 fiscal year if it determines that such a change would be in the best interests of the Company and its shareholders. Representatives of KPMG LLP are expected to be present at the meeting, are expected to be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of any shareholders.
Principal Accounting Fees and Services

The aggregate fees billed by KPMG LLP in the fiscal years ended December 31, 2013 and 2012 for services are as follows:

Type of Fees	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2012
Audit Fees	$911,315	$930,982

Audit Fees include aggregate fees billed for professional services rendered by KPMG LLP for the audit of our annual financial statements, audit of our internal control over financial reporting and review of financial statements included in our Form 10-Qs and services that are normally provided by the principal auditor (e.g., comfort letters, statutory audits, consents and assistance with and review of documents filed with the SEC) in the fiscal years ended December 31, 2013 and 2012.
Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee has established a policy for the pre-approval of audit and non-audit services performed for us by the independent auditors, which also specifies the types of services that the independent auditors may and may not provide to us. The policy provides for general pre-approval of services and specific case-by-case approval of certain services. The services that are pre-approved include audit services and audit-related services, such as due diligence services pertaining to potential business acquisitions and dispositions, and may also include other services. The Audit Committee approved all of the fees and services described above. At the present time, we use a third party other than KPMG LLP to prepare our tax returns and assist with tax-compliance issues. The term of any pre-approval is twelve months and is generally subject to certain specific budgeted amounts or ratios, as determined by the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time based on subsequent determinations. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services which were addressed in the pre-approval, but which exceed pre-approved cost levels or budgeted amounts, will also require specific pre-approval by the Audit Committee. The Audit Committee does not delegate its responsibilities concerning pre-approval of services to management. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for services performed to date.
During the fiscal year ended December 31, 2013, no pre-approval requirements were waived pursuant to the limited waiver provisions in applicable rules of the SEC.
Our Board unanimously recommends a vote “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

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Expenses Related to this Proxy Solicitation
We will pay all expenses relating to this proxy solicitation. We retained Phoenix Partners to assist in the solicitation of proxies. Phoenix Partners will receive an aggregate fee of $8,500, plus out-of-pocket expenses. We also agreed to indemnify Phoenix Partners against certain liabilities arising out of or in connection with this engagement. In addition to solicitation by mail, employees of Phoenix Partners, and our officers, directors and regular employees may solicit proxies in person or by telephone or other electronic communication without extra compensation for that activity. We also expect to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our common stock and obtaining the proxies of those owners.
Other Information
Date for Submission of Shareholder Proposals

Under the currently effective rules the SEC has established, any shareholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2015 Annual Meeting of Shareholders must send notice of the proposal to our Corporate Secretary at our principal executive offices, 1250 N.E. Loop 410, Suite 1000, San Antonio, Texas 78209, so that we receive such notice by no later than December 10, 2014, unless the date of our 2015 Annual Meeting of Shareholders is more than 30 days from the anniversary date of our 2014 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we print and mail our proxy materials for the 2015 Annual Meeting of Shareholders. If you submit a shareholder proposal, you must provide your name and address, the number of shares of common stock you hold of record or beneficially, the date or dates on which you acquired those shares and documentary support for any claim of beneficial ownership.
In addition, our bylaws establish an advance notice procedure for shareholder proposals to be brought before an annual meeting. In general, the procedure provides that shareholders must submit proposals to us in writing containing certain information specified in our bylaws not more than 180 days and not less than 90 days prior to the first anniversary of our preceding year’s annual meeting. Accordingly, in order to be brought before our 2015 Annual Meeting of Shareholders, any such proposal must be submitted so that we receive the proposal no earlier than the close of business on November 15, 2014 and no later than the close of business on February 13, 2015. Shareholders should submit any such proposals to our Corporate Secretary at Pioneer Energy Services Corp., 1250 N.E. Loop 410, Suite 1000, San Antonio, Texas 78209. These requirements are in addition to the SEC’s requirements that a shareholder must comply with to have a shareholder proposal included in our proxy statement.
Householding

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces our mailing and printing expenses. A number of brokerage firms have instituted householding.
As a result, if you hold your shares though a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one annual report and proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that shareholder should contact their broker or send a request to our Corporate Secretary at our principal executive offices, 1250 N.E. Loop 410, Suite 1000, San Antonio, Texas 78209, telephone number (855) 884-0575. We will deliver, promptly upon written or oral request to the Corporate Secretary, a separate copy of the 2013 annual report and this proxy statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered.
Annual Report and Additional Materials

Our annual report for the fiscal year ended December 31, 2013 is being distributed with this proxy statement. Copies of our annual report on Form 10-K for such period (including the financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 for our most recent fiscal year, but excluding exhibits) may be obtained without charge upon written or oral request to our Corporate Secretary at our principal executive offices, 1250 N.E. Loop 410, Suite 1000, San Antonio, Texas 78209, telephone number (855) 884-0575.

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Other Matters

Our Board does not intend to bring any other matters before the annual meeting and has not been informed that any other matters are to be properly presented by others. If any other matters properly come before the annual meeting, the persons named in the enclosed form of proxy will vote all proxies according to their discretion.

By Order of the Board

Carlos R. Peña
Senior Vice President, General Counsel, Secretary and Compliance Officer

San Antonio, Texas
April 9, 2014

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APPENDIX A
PIONEER ENERGY SERVICES CORP.
AMENDED AND RESTATED 2007 INCENTIVE PLAN
(Effective May 14, 2014)
1. Plan

This Amended and Restated 2007 Incentive Plan of Pioneer Energy Services Corp. (this “Plan”) is further amended and restated effective as of May 14, 2014 by Pioneer Energy Services Corp., a Texas corporation (the “Company”), to further the Company’s goal of incentivizing certain corporate officers, key employees, consultants and directors of the Company or its Subsidiaries by enabling them to acquire shares of common stock of the Company and/or through the provision of cash payments.
2. Objectives

This Plan is designed to attract and retain officers, key employees and consultants of the Company and its Subsidiaries, to attract and retain qualified directors of the Company, to encourage the sense of proprietorship of such officers, employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company and its Subsidiaries.
3. Definitions

As used herein, the terms set forth below shall have the following respective meanings:
“Authorized Officer” means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement).
“Award” means the grant of any Option, SAR, Stock Award, Performance Award or Cash Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in accordance with the objectives of the Plan.
“Award Agreement” means any written agreement between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.
“Board” means the Board of Directors of the Company.
“Cash Award” means an award denominated in cash.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan.
“Common Stock” means the Common Stock, par value $0.10 per share, of the Company.
“Director” means an individual serving as a member of the Board.
“Dividend Equivalents” means, with respect to shares of Restricted Stock or Restricted Stock Units, with respect to which shares are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period on a like number of shares of Common Stock.
“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee within the following six months.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sales reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the Common Stock is not so listed, the mean between the closing bid and asked price on that date, or, if there are no such prices available for such date, on the last preceding date on which such prices shall be available, as reported by the National Quotation Bureau Incorporated, or (iii) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.
“Incentive Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

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APPENDIX A

“Option” means a right to purchase a specified number of shares of Common Stock at a specified price.
“Nonqualified Option” means an Option that is not intended to comply with the requirements set forth in Section 422 of the Code.
“Participant” means an Employee, consultant or Director to whom an Award has been made under this Plan.
“Performance Award” means an award made pursuant to this Plan to a Participant who is an Employee, which Award is subject to the attainment of one or more Performance Goals. Performance Awards may be Stock Awards or Cash Awards.
“Performance Goal” means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.
“Restricted Stock” means any Common Stock that is restricted or subject to forfeiture provisions.
“Restricted Stock Unit” means a unit evidencing the right to receive one share of Common Stock or equivalent value (as determined by the Committee) that is restricted or subject to forfeiture provisions.
“Restriction Period” means a period of time beginning as of the date upon which an Award of Restricted Stock or Restricted Stock Units is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is issued (if not previously issued), no longer restricted or subject to forfeiture provisions.
“SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price, in each case, as determined by the Committee.
“Stock Award” means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.
“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).
4. Eligibility

Employees. Employees eligible for Awards under this Plan are: (i) the officers of the Company; and (ii) those other employees who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Subsidiaries.
Consultants. Consultants eligible for Awards under this Plan are those consultants to the Company or Subsidiaries whose performance, in the judgment of the Committee, can have or have had a significant effect on the success of the Company and its Subsidiaries.
Directors. Directors eligible for Awards under this Plan, in their capacities as Directors, are those who are not employees of the Company or any of its Subsidiaries (“Nonemployee Directors”).
5. Common Stock Available for Awards

Subject to the provisions of paragraph 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or options that may be exercised for or settled in Common Stock) an aggregate of 10,050,000 shares of Common Stock. In the discretion of the Committee, all shares of Common Stock may be granted as Incentive Options. For Awards granted after May 15, 2013, each share of Common Stock issued in connection with an Award other than a Cash Award, Option or SAR will reduce the shares available for issuance under the plan by 1.38 shares, and each share of Common Stock issued upon exercise of an Option or SAR will reduce the shares available for issuance under the Plan by one share. For Awards granted on or before May 15, 2013, each share of Common Stock issued in connection with an Award will reduce the shares available for issuance under the plan by one share. The number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise or settlement of an Award; provided, however, that the number of shares reserved for issuance shall be reduced by the total number of Options or SARs exercised, regardless of the manner of exercise. A share of Common Stock that is the subject of an Award that is cancelled, forfeited, terminated or expires unexercised, will be added back to the shares available for issuance under the Plan as 1.38 shares of Common Stock or one share of Common Stock, as applicable. The number of shares reserved for issuance under the Plan shall not be increased by (i) any shares tendered or Award surrendered in connection with the purchase of shares upon the exercise of an Option as described in paragraph 11 or (ii) any shares deducted from an Award payment in connection with the Company’s tax withholding obligations as described in paragraph 12. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Committee and the appropriate officers of the Company shall be authorized to, from time to time, take all such actions as any of them may determine are necessary or appropriate to file any documents with governmental authorities, stock exchanges and transaction reporting systems as may be required to ensure that shares of Common Stock are available for issuance pursuant to Awards.
6. Administration

Authority of the Committee. This Plan shall be administered by the Committee. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to paragraph 6(c) hereof, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions

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APPENDIX A

contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is (i) not adverse to the Participant to whom such Award was granted, (ii) consented to by such Participant or (iii) authorized by paragraph 15(c) hereof; provided, however, that no such action shall permit the term of any Option to be greater than ten years from the applicable grant date. The Committee may make an Award to an individual who it expects to become an employee of the Company or any of its Subsidiaries within the next six months, with such Award being subject to the individual’s actually becoming an employee within such time period, and subject to such other terms and conditions as may be established by the Committee. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.
Limitation of Liability. No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.
Prohibition on Repricing of Awards. No Award may be repriced, replaced, regranted through cancellation or modified without shareholder approval (except in connection with a change in the Company’s capitalization), if the effect would be to reduce the exercise price for the shares underlying such Award.
7. Delegation of Authority

The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish.
8. Awards

(a) Except as otherwise provided in paragraph 9 hereof pertaining to Awards to Nonemployee Directors, the Committee shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Participants who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant to whom the Award is made and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this paragraph 8(a) and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided that, except as contemplated in paragraph 15 hereof, no Option may be issued in exchange for the cancellation of an Option with a higher exercise price nor may the exercise price of any Option be reduced. All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement.
Option. An Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. Incentive Options may not be awarded to Nonemployee Directors. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. The term of an Option shall not exceed ten years from the date of grant. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.
Stock Appreciation Right. An Award may be in the form of an SAR. The strike price for an SAR shall not be less than the Fair Market Value of the Common Stock on the date on which the SAR is granted. The term of an SAR shall not exceed ten years from the date of grant. Subject to the foregoing limitations, the terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.
Stock Award. An Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee, subject to the limitations specified below. Any Stock Award which is not a Performance Award shall have a minimum Restriction Period of three years from the date of grant, provided that (i) the Committee may provide for earlier vesting following a change in control or other specified events involving the Company or upon an Employee’s termination of employment by reason of death, disability or retirement, (ii) such three-year minimum Restricted Period shall not apply to a Stock Award that is granted in lieu of salary or bonus, and (iii) vesting of a Stock Award may occur incrementally over the three-year minimum Restricted Period.
Cash Award. An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.
Performance Award. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee, subject to the limitations specified below. Any Stock Award which is a Performance Award shall have a minimum Restriction Period of one year from the date of grant, provided that the Committee may provide for earlier vesting following a change in control or other specified events involving the Company, or upon a termination of employment by reason of death, disability or retirement. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.
Nonqualified Performance Awards. Performance Awards granted to Employees or Nonemployee Directors that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.
Qualified Performance Awards. Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee in accordance with Section 162(m) of the Code prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period

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APPENDIX A

of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following:

•	increased revenue;

•	net income measures (including but not limited to income after capital costs and income before or after taxes);

•	stock price measures (including but not limited to growth measures and total shareholder return);

•	price per share of Common Stock;

•	market share;

•	net earnings;

•	earnings per share (actual or targeted growth);

•	earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

•	earnings before interest, taxes and amortization (“EBITA”);

•	economic value added (or an equivalent metric);

•	market value added;

•	debt to equity ratio;

•
cash flow measures (including but not limited to cash flow per share, cash flow return on capital, cash flow return on tangible capital, net cash flow, net cash flow before financing activities and improvement in or attainment of working capital levels);

•
return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

•
operating measures (including operating income, funds from operations, cash from operations, after-tax operating income; net operating profit after tax, revenue volumes, operating efficiency, rig fleet day rates and rig fleet utilization);

•	expense measures (including but not limited to overhead cost, general and administrative expense and improvement in or attainment of expense levels);

•	margins;

•	shareholder value;

•	proceeds from dispositions;

•	total market value;

•	reliability;

•	productivity;

•	corporate values measures (including ethics compliance, environmental, and safety) and

•	debt reduction.
Unless otherwise stated, a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, performance relative to a peer group determined by the Committee or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.
Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:

i.	no Participant may be granted, during any one-year period, Awards consisting of Options or SARs that are exercisable for more than 400,000 shares of Common Stock;

ii.
no Participant may be granted, during any one-year period, Stock Awards covering or relating to more than 200,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Stock-based Awards Limitations”); and

iii.
no Participant may be granted Awards consisting of cash or in any other form permitted under this Plan (other than Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares) in respect of any one-year period having a value determined on the date of grant in excess of $3,000,000.

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APPENDIX A

9. Awards to Nonemployee Directors

Upon becoming a Director, each Nonemployee Director shall receive a fully-vested Nonqualified Option to purchase 10,000 shares of Common Stock, and as of the close of business on the date on which the Company’s regular annual meeting of shareholders is held for each year after the year in which the Plan is approved by the shareholders of the Company, each Nonemployee Director then serving shall receive a fully-vested Nonqualified Option to purchase 10,000 shares of Common Stock (individually, a “Nonemployee Director’s Option,” and collectively, “Nonemployee Directors’ Options”). The Board may, in its discretion, determine to increase, from time to time, the number of shares subject to Nonemployee Directors’ Options awarded after such determination, provided that any such increase in any single calendar year shall not exceed 10,000 shares per Nonemployee Director’s Option. Each Nonemployee Director’s Option shall expire five years from the date of grant; otherwise, a Nonemployee Director’s Option shall not be subject to forfeiture or termination. Upon the termination of the Plan or the unavailability of shares of Common Stock for issuance under the Plan, no additional Nonemployee Directors’ Options shall be granted pursuant to this sub-paragraph.
Additionally, the Committee may grant a Nonemployee Director of the Company one or more Awards and establish the terms thereof in accordance with paragraph 8 consistent with the provisions therein for the granting of Awards to Employees and subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Award Agreement.
10. Award Payment; Dividends; Substitution

General. Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Award is made in the form of Restricted Stock, the applicable Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.
Deferral. With the approval of the Committee, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum payment; provided, however, that if deferral is permitted, each provision of the Award shall be interpreted to permit the deferral only as allowed in compliance with the requirements of Section 409A of the Code and any provision that would conflict with such requirements shall not be valid or enforceable. The Committee intends that any Awards under the Plan satisfy the applicable requirements of Section 409A of the Code to avoid imposition of applicable taxes thereunder. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee. Any deferred payment of an Award, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.
Dividends and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.
11. Stock Option Exercise

The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if elected by the Participant, the Participant may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock or other Awards; provided that any Common Stock that is or was the subject of an Award may be so tendered only if it has been held by the Participant for at least six months. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration thereof, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.
Taxes. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements.
Assignability. Unless otherwise determined by the Committee in the Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 14 shall be null and void.

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APPENDIX A

12. Adjustments

The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards, (iv) the Stock-based Award Limitations described in paragraph 8(b) hereof, (v) the number of shares of Common Stock covered by Awards to Directors granted pursuant to paragraph 9 hereof, and (vi) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards, and (iii) the appropriate Fair Market Value and other price determinations for such Awards, (iv) the number of shares of Common Stock covered by Awards to Directors automatically granted pursuant to paragraph 9 hereof and (v) the Stock-based Award Limitations described in paragraph 8(b) hereof, to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards.
In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction or (iii) to provide for the acceleration of the vesting and exercisability of an Award and the cancellation thereof in exchange for such payment as shall be mutually agreeable to the Participant and the Board.
Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.
Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under the Plan would result in the imposition of an applicable tax under Section 409A of the Code and related regulations and Treasury pronouncements, that Plan provision or Award will be reformed to avoid imposition of the applicable tax and no such action shall be deemed to adversely affect the Participant’s rights to an Award.
Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.
No Right to Employment or Directorship. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or any Subsidiary. Further, nothing in the Plan or an Award Agreement constitutes any assurance or obligation of the Board to nominate any Director for re-election by the Company’s shareholders.
Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Effectiveness. This Plan shall be effective upon the approval by the holders of a majority of shares of votes entitled to vote on the approval of this Plan and who vote for or against or expressly abstain from voting with respect to the approval of this Plan at the 2014 annual meeting of the Company’s shareholders to be held on May 14, 2014 or any adjournment or postponement thereof. If the shareholders of the Company should fail to so approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect, and all grants of Awards hereunder shall be null and void. Notwithstanding the foregoing, the Plan shall continue in effect for a term of ten years after the date on which the shareholders of the Company approve the Plan, unless sooner terminated by action of the Board.

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APPENDIX A

IN WITNESS WHEREOF, Pioneer Energy Services Corp. has caused this Plan to be executed by its duly authorized officer, effective as provided herein.

Pioneer Energy Services Corp.

By: /s/ Carlos R. Peña
Carlos R. Peña
Corporate Secretary

PIONEER ENERGY SERVICES CORP. – 2014 Proxy Statement    80

We focus on our culture because we believe that great results can be achieved by building strong relationships and a positive team spirit. We are creating an environment in which all people are treated with dignity and respect, one that is personally fulfilling for all our employees, where we watch out for each other's safety, and where everyone values doing things safely because it is the right thing to do.

Vision

Pioneer Energy Services
A Company whose culture of dignity and respect for all people enables us to visualize and commit to living and working in an environment that is fulfilling and free of incident or injury.

Values

Integrity
We employ the highest ethical standards, demonstrating honesty and integrity in every aspect of our business.

Service Excellence
We hold ourselves accountable to provide the best service possible.

Safety
We keep our people and the public safe.

Environmental Stewardship
We protect and preserve the environment we work in.

PIONEER

0

PIONEER ENERGY SERVICES CORP.

Proxy for the Annual Meeting of Shareholders

to be Held on May 14, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Wm. Stacy Locke and Lorne E. Phillips, and each of them, with full power of substitution and resubstitution, to represent the undersigned and to vote all the shares of common stock of Pioneer Energy Services Corp., a Texas corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 14, 2014 and at any adjournments or postponements thereof (1) as hereinafter specified on the proposals listed on the reverse side hereof and as more particularly described in the Proxy Statement of the Company dated April 9, 2014 (the "Proxy Statement") and (2) in their discretion on such other matters as may properly come before the meeting.

Every properly signed proxy that is returned prior to the meeting will be voted in accordance with the specifications made thereon. **If not otherwise specified, the shares represented by this proxy will be voted (1) FOR the nominees listed in Proposal 1, (2) FOR the approval of the amendment and restatement of the Pioneer Energy Services Corp. Amended and Restated 2007 Incentive Plan referred to in Proposal 2, (3) FOR the approval, on an advisory basis, of the compensation paid to our named executive officers referred to in Proposal 3, and (4) FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, referred to in Proposal 4.**

The undersigned hereby acknowledges receipt of the Company's Annual Report for the year ended December 31, 2013, the Notice of 2014 Annual Meeting of Shareholders and the related Proxy Statement.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

PIONEER ENERGY SERVICES CORP.

May 14, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

The proxy materials for the Company's 2014 Annual Meeting of Shareholders, including the 2013 Annual Report and Proxy Statement and any other additional soliciting materials, are available over the Internet at www.pioneerproxy.com.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230303000000000000 8 051414

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the nominees listed below to the Board of Pioneer Energy Services Corp.

NOMINEES:

☐ FOR ALL NOMINEES

○ Dean A. Burkhardt

○ Scott D. Urban

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

The undersigned hereby revokes all previous proxies given by the undersigned with respect to the Company's 2014 Annual Meeting of Shareholders and related to the shares of common stock covered hereby.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

PIONEER ENERGY SERVICES CORP.

May 14, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

The proxy materials for the Company's 2014 Annual Meeting of Shareholders, including the 2013 Annual Report and Proxy Statement and any other additional soliciting materials, are available over the Internet at www.pioneerproxy.com.

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20230303000000000000 8 051414

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the nominees listed below to the Board of Pioneer Energy Services Corp.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Dean A. Burkhardt
○ Scott D. Urban

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

The undersigned hereby revokes all previous proxies given by the undersigned with respect to the Company's 2014 Annual Meeting of Shareholders and related to the shares of common stock covered hereby.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.